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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                       Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2012 through October 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                           Pioneer Diversified
                           High Income Trust

--------------------------------------------------------------------------------
                           Semiannual Report | October 31, 2012
--------------------------------------------------------------------------------

                           Ticker Symbol:     HNW

                           [LOGO] PIONEER
                                  Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          45

Financial Highlights                                                          49

Notes to Financial Statements                                                 51

Trustees, Officers and Service Providers                                      61


          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*    Dividends are not guaranteed.

2 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 3

Portfolio Management Discussion | 10/31/12

Market demands for higher yields available in the credit-sensitive sectors remained strong for most of the six months ended October 31, 2012, despite periodic concerns about economic weakness in the U.S., slowing growth in China and sovereign-debt problems in Europe. As a consequence, high-yield corporate bonds and other credit-linked securities continued to generate healthy returns. In the following interview, Andrew Feltus discusses the factors that affected the Pioneer Diversified High Income Trust's performance during the six months ended October 31, 2012. Mr. Feltus, senior vice president and portfolio manager at Pioneer, and a member of Pioneer's fixed-income team, is responsible for the day-to-day management of the Trust.

Q    How did the Trust perform during the six months ended October 31, 2012?

A Pioneer Diversified High Income Trust produced a total return of 8.03% at net asset value, and 6.84% at market price during the six months ended October 31, 2012. During the same period, the Trust's custom benchmark returned 5.84%. The custom benchmark is based on equal weightings of the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index, which returned 7.93%, and the Credit Suisse Leveraged Loan Index, which returned 3.75%. During the same six-month period, the average return (at market price) of the 38 closed end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was 6.50%.

     Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage can increase investment opportunity, it also can increase investment risk.

     The shares of the Trust were selling at a 2.0% premium to net asset value on October 31, 2012.

     On October 31, 2012, the standardized 30-day SEC yield on the Trust's shares was 10.04%.

Q How would you describe the investment environment during the six months ended October 31, 2012?

A Credit-sensitive, high-yielding bonds outperformed the higher-quality sectors of the fixed-income market during the six months ended October 31, 2012. The period's only downturn in the credit sectors came in May 2012, the first month of the period, when the sovereign-debt problems in Greece, Spain, and several other European nations fed investors' fears about the potential contagion effects that a recession in Europe could have

4 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 on the world economy. The concerns were compounded further when some corporations in the United States began announcing disappointing profits.

     Amid the worries about economic weakness, corporate bonds and other credit-sensitive securities produced lackluster results through much of the summer of 2012, until the announcements by major central banks-- particularly the European Central Bank (ECB) and the U.S. Federal Reserve System (the Fed)--of their intentions to inject more liquidity into the global financial system in an effort to stimulate economic growth and encourage job creation. The ECB announced in August 2012 that it could become more active in buying the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the Fed announced its third round of quantitative easing ("QE3") in an effort to encourage lower long-term interest rates through the purchasing of mortgage-backed securities in the open market. Additionally, monetary authorities in China announced that they also were lowering short-term interest rates and easing credit conditions.

     The central banks' announcements helped trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities rallied through the end of the period (October 31, 2012), outperforming higher-quality securities.

     While economic benchmarks did not signal robust growth, evidence of improving economic conditions and progress in new-job creation were sufficient to dampen investors' fears that the world economy might fall into a double-dip recession. U.S. high-yield bonds performed very well during the market rally, but the strongest returns came from emerging market debt, which rebounded sharply after producing lackluster returns earlier in the period.

Q How did you manage the Trust in the prevailing market environment during the six months ended October 31, 2012, and how did the Trust's positioning influence its performance during the period?

A Domestic high-yield corporate bonds represented the largest component of the Trust's total investment portfolio during the period, and those investments helped to drive the Trust's outperformance of its customized benchmark. The Trust also had exposure to emerging market debt, a positioning which also aided relative performance during the period, as the asset class performed very well (apart from Argentina). The Trust's exposures to event-linked (so-called "catastrophe") bonds issued by property-and-casualty companies, and to bank loans, also made positive

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 5 contributions to absolute returns during the period. The Trust's catastrophe bonds tended to be a drag on benchmark-relative performance, however, as their returns trailed those generated by domestic high-yield bonds and emerging market investments. In what was a generally rising market during the period, the Trust's use of leverage had a positive impact on the Trust's total return as well as its dividend yield*.

     At the end of the six-month period, on October 31, 2012, 32.5% of the Trust's total investment portfolio was allocated to U.S. high-yield corporate bonds, and another 1.8% was allocated to U.S. investment-grade corporates. In addition, 19.8% of the Trust's total investment portfolio was invested in floating-rate bank loans, 18.7% was invested in catastrophe bonds, 12.6% was held in emerging market debt, and 9.6% of the Trust's total investment portfolio was allocated to international high-yield investments.

     Regarding the Trust's currency positioning, 96.4% of the Trust's currency-related holdings were in U.S. dollar-denominated investments.

Q What were some of the individual investments that affected the Trust's performance during the six months ended October 31, 2012?

A The Trust's investments in the emerging markets generally were very successful during the period. Among individual holdings in the emerging markets, the Trust's top performers were the debt of MIE Holdings, a Chinese energy company; Bio Pappel, a Mexican packaging company; and Vedanta Resources, an Indian metals and mining corporation. In addition, the Trust holdings in securities issued by Cemex, the Mexico-based global building materials corporation, appreciated during the period after the company strengthened its balance sheet by spinning off part of its U.S. operations. Among the Trust's U.S. holdings, the debt of packaging company BWAY gained in value when the company received a buyout proposal from private-equity investors. In Europe, the Trust's investment in the bonds of Basell Finance, a subsidiary of the Dutch chemical company LyondellBasell, fared well as the company improved its finances and appeared to be moving toward a potential investment-grade rating.

     Among the Trust's disappointing investments during the six-month period were holdings of the securities of KV Pharmaceutical, a U.S. company that encountered unexpected competition when other drug companies started producing a combination drug product for which KV believed it had exclusive production rights. The FDA had granted KV market exclusivity for one of its drugs in 2011, but the company's pricing strategy led to a backlash from the OB/GYN community, and the FDA stated that it would not prevent compounding pharmacies from selling a much cheaper version of the drug.

*    Dividends are not guaranteed.

6 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

     The Trust's exposure to Argentina also detracted from results during the period. The Trust's holdings of the debt of two Argentinian companies, Banco Macro and Edenor, declined in value when the market reacted negatively to some of the Argentinian national government's policies, particularly the nationalization of energy firm YPF, a subsidiary of Spanish firm Repsol.

Q Did the use of derivatives affect the Trust performance during the six months ended October 31, 2012?

A During the period, the Trust invested in some currency forward contracts, which were used to reduce the risks of changes in the relative values of currencies. The contracts had a slightly positive effect on the Trust's performance.

Q Did the level of leverage employed by the Trust change over the six months ended October 31, 2012?

A At the end of the six months, 29.3% of the Trust's total managed assets were financed by leverage, compared with 30.0% of the Trust's total managed assets leveraged at the start of the period on May 1, 2012. The decrease was due to fluctuations in the value of securities in which the Trust had invested.

Q    What is your investment outlook?

A The short-term outlook is clouded by uncertainties about whether the United States' elected leaders in Washington can reach an agreement on solving the approaching "fiscal cliff" scenario. At the conclusion of the national elections, the President and the Congress faced three significant financial challenges: potentially increasing the nation's debt ceiling; sequestration, which calls for unspecified, but deep and automatic across-the-board spending cuts in the absence of some budget agreement; and the expiration of the Bush-era tax cuts. The automatic spending cuts and the expiration of the Bush-era tax cuts both were scheduled to occur at the end of 2012.

     If there is a successful resolution to the debate over the looming policy issues, we believe we should see less volatility in the markets and a return to a focus on fundamental investment principles. While the U.S. economy's growth, as measured by gross domestic product (GDP), clearly slowed in the first and second quarters of 2012, we believe the prospects for improving conditions are good. In fact, estimated GDP growth for the third quarter recently was revised upward to roughly 2.7%. The more accommodative policy stances taken by the major central banks in the U.S., Europe, China and Japan also should help to encourage economic expansion and an improvement in corporate profits.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 7

     In an environment of extremely low interest rates, we think there should be continuing investor appetite for corporate bonds and other credit-sensitive securities that offer yield premiums over high-grade debt. Nevertheless, the currently low absolute level of interest rates does limit the total return potential of fixed-income investments in general.

     In addition to our emphasis on corporate bonds in the Trust's portfolio, we continue to favor having some Trust exposures to bank loans and catastrophe bonds, both of which feature floating interest rates. Although the two groups did not perform as well as high-yield bonds during the past six months ended October 31, 2012, we believe their prospects should improve over the next two-to-three years, especially if interest rates start to rise and floating-rate securities start paying out higher yields. Catastrophe bonds also may fare well in the shorter term, as they were not seriously affected by the recent hurricane season. Even October's devastating Hurricane Sandy did not have a major impact on catastrophe bonds, as private insurers did not bear most of the effects of the damage inflicted on the U.S. East Coast.

Please refer to the Schedule of Investments on pages 13-44 for a full listing of Trust securities.

8 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareholders.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 9

Portfolio Summary | 10/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    73.3%
Senior Secured Floating Rate Loan Interests                                19.8%
Convertible Bonds & Notes                                                   1.9%
Sovereign Debt Obligations                                                  1.2%
Asset Backed Securities                                                     0.9%
Temporary Cash Investments                                                  0.5%
Preferred Stocks                                                            0.5%
Collateralized Mortgage Obligations                                         0.5%
Temporary Cash Investments                                                  0.5%
Common Stocks                                                               0.4%
Commercial Mortgage-Backed Securities                                       0.3%
Convertible Preferred Stock                                                 0.2%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings (S&P))

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

B                                                                          44.7%
BB                                                                         18.5%
CCC                                                                        16.8%
NR                                                                         15.8%
BBB                                                                         2.3%
CC                                                                          0.5%
C                                                                           0.5%
AAA                                                                         0.4%
A                                                                           0.3%
AA                                                                          0.2%
D                                                                           0.0%*

*Amount less than 0.1%


Bond ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non- investment grade. Cash equivalents and some bonds may not be rated.

The portfolio is actively managed, and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Alliance One International, Inc., 10.0%, 7/15/16                       0.90%
--------------------------------------------------------------------------------
 2. Successor X, Ltd., 14.916%, 1/7/14 (144A)                              0.89
--------------------------------------------------------------------------------
 3. Successor X, Ltd., 16.416%, 1/7/14 (144A)                              0.89
--------------------------------------------------------------------------------
 4. Montana Re, Ltd., 16.81%, 1/8/14 (144A)                                0.89
--------------------------------------------------------------------------------
 5. Queen Street IV Capital, Ltd., 7.606%, 4/9/15 (144A)                   0.85
--------------------------------------------------------------------------------
 6. AMC Entertainment, Inc., 9.75%, 12/1/20                                0.83
--------------------------------------------------------------------------------
 7. Lodestone Re Ltd., 7.356%, 1/8/14 (144A)                               0.79
--------------------------------------------------------------------------------
 8. Lodestone Re, Ltd., 8.356%, 5/17/13 (144A)                             0.77
--------------------------------------------------------------------------------
 9. Townsquare Radio LLC / Townsquare Radio, Inc., 9.0%, 4/1/19 (144A)     0.77
--------------------------------------------------------------------------------
10. INEOS Group Holdings SA, 7.875%, 2/15/16 (144A)                        0.74
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Prices and Distributions | 10/31/12

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        10/31/12                     4/30/12
--------------------------------------------------------------------------------
                                         $20.49                       $20.13
--------------------------------------------------------------------------------
       Premium                            2.0%                          3.2%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        10/31/12                    4/30/12
--------------------------------------------------------------------------------
                                         $20.09                       $19.51
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment          Short-Term         Long-Term
                           Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
   5/1/12 - 10/31/12       $0.96                   $ --             $ --
--------------------------------------------------------------------------------

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 11

Performance Update | 10/31/12

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                                   Net Asset                 Market
Period                             Value (NAV)               Price
--------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)                           8.54%                     8.02%
5 Years                             9.06                     11.89
1 Year                             15.06                     14.62
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                         50% BofA ML Global
                           Pioneer Diversified           HY and EMP Index
                           High Income Trust             50% CS Leveraged Loan Index
5/31/2007                  $ 10,000                       $  10,000
10/31/2007                 $  8,661                       $  10,034
10/31/2008                 $  6,149                       $   7,683
10/31/2009                 $  9,362                       $  10,570
10/31/2010                 $ 12,687                       $  12,116
10/31/2011                 $ 13,259                       $  12,532
10/31/2012                 $ 15,197                       $  14,010

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The BofA ML Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. It is not possible to invest directly in an index.

12 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Schedule of Investments | 10/31/12 (Consolidated) (unaudited)

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES --
                                             1.2% of Net Assets
        938,861(a)               CCC/Caa1    Aircraft Finance Trust, Series 1999-1A,
                                             Class A1, 0.694%, 5/15/24 (144A)                            $         431,876
          2,581(a)                 B-/Ba3    Aircraft Finance Trust, Series 1999-1A,
                                             Class A2, 0.714%, 5/15/24 (144A)                                        2,323
        450,000(a)                 AA+/A2    Bear Stearns Asset Backed Securities Trust,
                                             Series 2004-BO1, Class M3, 1.261%,
                                             10/25/34                                                              376,602
        100,000                     BB/NR    CarNow Auto Receivables Trust, Series
                                             2012-1A, Class D, 6.9%, 11/15/16 (144A)                               100,281
        699,000(a)               CCC/Caa2    Carrington Mortgage Loan Trust, Series
                                             2007-FRE1, Class A2, 0.411%, 2/25/37                                  536,986
        434,612(a)                  CC/NR    Countrywide Asset-Backed Certificates,
                                             Series 2007-SD1, Class A1, 0.661%,
                                             3/25/47 (144A)                                                        208,314
        122,846(a)                  B-/B3    GSAMP Trust, Series 2006-HE8, Class A2B,
                                             0.341%, 1/25/37                                                       114,188
        234,373                     NR/NR    Westgate Resort LLC, Series 2012 -- 2A
                                             Class C, 9.0%, 1/20/25                                      $         236,717
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $1,955,562)                                           $       2,007,287
--------------------------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 0.7% of Net Assets
        176,664(b)                 BB-/NR    GSR Mortgage Loan Trust, Series 2004-3F,
                                             Class B1, 5.743%, 2/25/34                                   $         151,166
        882,946(a)                AAA/Ba2    Impac CMB Trust, Series 2004-9, Class 1A1,
                                             0.971%, 1/25/35                                                       777,275
        100,575(a)                   D/NR    WaMu Mortgage Pass Through Certificates,
                                             Series 2006-AR16, Class 3A1, 4.889%,
                                             12/25/36                                                               89,537
        100,000(b)                  NR/NR    Vericrest Opportunity Loan Transferee, Series
                                             2012-NL1A, Class A2, 8.112%, 3/25/49
                                             (144A)                                                      $         101,583
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $1,100,678)                                           $       1,119,561
--------------------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL MORTGAGE-BACKED
                                             SECURITIES -- 0.5% of Net Assets
        250,000(b)               BB+/Baa3    Bear Stearns Commercial Mortgage Securities,
                                             Series 2006-PW12, Class AJ, 5.751%,
                                             9/11/38                                                     $         228,830
        250,000(b)                NR/Baa3    COMM 2012-CCRE2 Mortgage Trust, Series
                                             2012-CR2, Class E, 4.858%, 8/15/45
                                             (144A)                                                                227,230

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 13

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL MORTGAGE-BACKED
                                             SECURITIES -- (continued)
        175,033(a)                 NR/Ba1    JP Morgan Chase Commercial Mortgage
                                             Securities Corp., Series 2006-FL2A, Class G,
                                             0.574%, 11/15/18 (144A)                                     $         147,337
        200,000(a)                BBB+/A3    Morgan Stanley Capital I, Inc., Series
                                             2007-XLF9, Class C, 0.914%, 12/15/20
                                             (144A)                                                      $         185,778
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL MORTGAGE-BACKED
                                             SECURITIES
                                             (Cost $741,045)                                             $         789,175
--------------------------------------------------------------------------------------------------------------------------
                                             SENIOR SECURED FLOATING RATE
                                             LOAN INTERESTS -- 27.8% of
                                             Net Assets*
                                             AUTOMOBILES & COMPONENTS -- 1.9%
                                             Auto Parts & Equipment -- 0.6%
        138,370                    B+/Ba3    Federal-Mogul Corp., Tranche B Term Loan,
                                             2.148%, 12/29/14                                            $         130,457
         70,597                    B+/Ba3    Federal-Mogul Corp., Tranche C Term Loan,
                                             2.148%, 12/28/15                                                       66,559
        157,600                     B+/B1    Metaldyne LLC, Term Loan, 5.25%,
                                             5/18/17                                                               158,388
        283,575                    B+/Ba3    TI Group Automotive Systems LLC, Term Loan,
                                             6.75%, 3/14/18                                                        288,183
        222,079                    BB/Ba2    Tomkins LLC, Term Loan B-1, 4.25%,
                                             9/29/16                                                               223,578
        142,463                    B+/Ba2    UCI International, Inc., (United Components)
                                             Term Loan, 5.5%, 7/26/17                                              143,887
                                                                                                         -----------------
                                                                                                         $       1,011,052
--------------------------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.9%
      1,481,250                    BB/Ba2    Chrysler Group LLC, Tranche B Term Loan,
                                             6.0%, 5/24/17                                               $       1,517,455
--------------------------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.4%
        575,000                    BB/Ba1    Goodyear Tire & Rubber Co., Extended
                                             Second Lien Term Loan, 4.75%, 4/30/19                       $         581,469
                                                                                                         -----------------
                                             Total Automobiles & Components                              $       3,109,976
--------------------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 3.6%
                                             Aerospace & Defense -- 1.6%
        893,680                      B/B3    API Technologies Corp., Term Loan, 8.75%,
                                             6/27/16                                                     $         889,212
        605,843                      B/B2    DAE Aviation Holdings, Inc., Tranche B-1
                                             Term Loan, 7.25%, 7/31/14                                             605,843
        197,831                    BB-/B1    Hunter Defense Technologies, Inc., Term
                                             Loan, 5.5%, 8/22/14                                                   175,739

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Aerospace & Defense -- (continued)
        574,557                      B/B2    Standard Aero, Ltd., Tranche B-2 Term Loan,
                                             7.25%, 7/31/14                                              $         574,557
        325,298                    BB-/B1    TASC, Inc., New Tranche B Term Loan,
                                             4.5%, 12/18/15                                                        325,908
                                                                                                         -----------------
                                                                                                         $       2,571,259
--------------------------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.6%
      1,047,188                     B+/B1    Goodman Global, Inc., First Lien Initial
                                             Term Loan, 5.75%, 10/28/16                                  $       1,051,697
--------------------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 1.0%
        370,000                    BB/Ba2    Manitowoc Co., Inc., Term Loan B, 5.25%,
                                             11/13/17                                                    $         372,775
        650,000                    B+/Ba2    Navistar International Corp., Tranche B,
                                             Term Loan, 7.0%, 8/17/17                                              655,281
        553,000                    BB-/B2    Waupaca Foundry, Inc. Term Loan, 8.5%,
                                             6/29/17                                                               559,913
                                                                                                         -----------------
                                                                                                         $       1,587,969
--------------------------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.3%
        565,000                   BB-/Ba2    WireCo WorldGroup, Inc., Term Loan,
                                             6.0%, 2/15/17                                               $         572,062
--------------------------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.1%
        198,110                  BBB-/Ba2    AWAS Finance Luxembourg 2012 SA, Term
                                             Loan, 4.75%, 7/16/18                                        $         200,339
                                                                                                         -----------------
                                             Total Capital Goods                                         $       5,983,326
--------------------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL & PROFESSIONAL
                                             SERVICES -- 1.0%
                                             Commercial Printing -- 0.1%
        203,635                   BB-/Ba3    Cenveo Corp., Facility Term Loan B,
                                             6.625%, 12/21/16                                            $         204,653
--------------------------------------------------------------------------------------------------------------------------
                                             Environmental & Facilities Services -- 0.8%
      1,065,566                  CCC/Caa2    Synagro Technologies, Inc., First Lien Term
                                             Loan, 2.4%, 4/2/14                                          $         927,709
        293,650                     B+/B1    Waste Industries USA, Inc., Term Loan B,
                                             4.75%, 3/17/17                                                        294,751
                                                                                                         -----------------
                                                                                                         $       1,222,460
--------------------------------------------------------------------------------------------------------------------------
                                             Security & Alarm Services -- 0.1%
        207,389                     B+/B1    Protection One, Inc., Term Loan, 5.75%,
                                             3/21/19                                                     $         208,512
                                                                                                         -----------------
                                             Total Commercial & Professional Services                    $       1,635,625
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 15

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.1%
                                             Textiles -- 0.1%
        149,625                     B/Ba3    Klockner Pentaplast of America, Inc.,
                                             (Kleopatra Aquisition Corp), Term Loan B-1,
                                             6.75%, 12/21/16                                             $         151,308
                                                                                                         -----------------
                                             Total Consumer Durables & Apparel                           $         151,308
--------------------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.6%
                                             Hotels, Resorts & Cruise Lines -- 0.5%
        875,000                    NR/Ba2    Seven Sea Cruises, Inc., Term Loan B,
                                             6.25%, 12/21/18                                             $         891,406
--------------------------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.7%
        548,622                     B+/B1    Landry's, Inc., Term Loan B, 6.5%, 4/24/18                  $         555,365
        552,225                     B/Ba3    NPC International, Inc., 2012 Term Loan,
                                             5.25%, 12/28/18                                                       561,889
                                                                                                         -----------------
                                                                                                         $       1,117,254
--------------------------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.4%
        273,625                     B/Ba3    Monitronics International, Inc., Term Loan,
                                             5.5%, 3/23/18                                               $         276,248
        435,273                     B+/B1    Wash MultiFamily Laundry Systems LLC,
                                             Term Loan, 7.0%, 8/28/14                                              435,273
                                                                                                         -----------------
                                                                                                         $         711,521
                                                                                                         -----------------
                                             Total Consumer Services                                     $       2,720,181
--------------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.6%
                                             Other Diversified Financial Services -- 0.6%
        147,789                     B-/B3    BNY ConvergEX Group LLC, Second Lien (EZE)
                                             Term Loan, 8.75%, 12/18/17                                  $         138,737
        352,211                     B-/B3    BNY ConvergEX Group LLC, Second Lien (TOP)
                                             Term Loan, 8.75%, 12/18/17                                            330,638
        432,825                     NR/B2    Houghton Mifflin Co., Term Loan,
                                             7.25%, 11/22/13                                                       440,400
         72,253                     NR/NR    Long Haul Holdings, Ltd., Facility Term
                                             Loan A, 0.0%, 1/12/13                                                  32,514
         57,668                     NR/NR    PT Bakrie & Brothers Tbk, Facility Term
                                             Loan B, 0.0%, 1/12/13                                                  25,950
                                                                                                         -----------------
                                             Total Diversified Financials                                $         968,239
--------------------------------------------------------------------------------------------------------------------------
                                             ENERGY -- 1.4%
                                             Coal & Consumable Fuels -- 0.5%
        570,688                     B+/B2    Preferred Proppants LLC, Initial Term
                                             Loan B, 7.5%, 12/15/16                                      $         541,440
        450,000                     NR/NR    PT Bumi Resources Tbk, Term Loan,
                                             11.219%, 8/7/13                                                       393,750
                                                                                                         -----------------
                                                                                                         $         935,190
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.3%
        281,192                     NR/B3    Aquilex Holdings LLC, Term Loan, 8.75%,
                                             4/1/16                                                      $         282,246
        117,648                     B-/B2    Hudson Products Holdings, Inc., Term Loan,
                                             9.0%, 8/24/15                                               $         117,354
                                                                                                         -----------------
                                                                                                         $         399,600
--------------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.6%
        304,833                    BB-/NR    Chesapeake Energy Corp., Term Loan,
                                             8.5%, 12/2/17                                               $         305,933
        650,000                     B+/B1    Samson Investment Co., Initial Term
                                             Loan, 6.0%, 9/25/18                                                   656,805
                                                                                                         -----------------
                                                                                                         $         962,738
                                                                                                         -----------------
                                             Total Energy                                                $       2,297,528
--------------------------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                                             Packaged Foods & Meats -- 0.1%
        239,690                     B/Ba3    Del Monte Foods Co., Initial Term Loan,
                                             4.5%, 3/8/18                                                $         239,690
                                                                                                         -----------------
                                             Total Food, Beverage & Tobacco                              $         239,690
--------------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 3.9%
                                             Health Care Equipment & Services -- 0.1%
        243,163                   BB-/Ba2    Kinetic Concepts, Inc., Dollar Term Loan B-1,
                                             7.0%, 5/4/18                                                $         246,810
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 1.2%
        353,646                      B/B1    Ardent Medical Services, Inc., Term Loan,
                                             6.5%, 9/15/15                                               $         354,530
        983,916                    BB/Ba3    CHS/Community Health Systems, Inc.,
                                             Extended Term Loan, 3.862%, 1/25/17                                   989,447
        198,040                    BB/Ba3    HCA, Inc., Tranche B-2 Term Loan, 3.612%,
                                             3/31/17                                                               198,623
         82,579                    BB/Ba3    HCA, Inc., Tranche B-3 Term Loan, 3.462%,
                                             5/1/18                                                                 82,779
        325,000                     NR/B3    KIndred Healthcare, Inc., Incremental Term
                                             Loan, 5.25%, 6/1/18                                                   321,138
                                                                                                         -----------------
                                                                                                         $       1,946,517
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 1.7%
        384,375                     B+/B2    AccentCare, Inc., Term Loan, 6.5%,
                                             12/22/16                                                    $         318,070
        345,706                      B/B1    Gentiva Health Services, Inc., Term Loan
                                             B-1, 6.5%, 8/17/16                                                    341,528
        631,715                    B+/Ba3    Inventiv Health, Inc., Consolidated Term
                                             Loan, 6.5%, 8/4/16                                                    617,765

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 17

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Services (continued)
        403,850                     NR/NR    National Mentor Holdings, Inc., Tranche
                                             B-1 Term Loan, 6.5%, 2/9/17                                 $         405,028
        243,289                      B/B2    National Specialty Hospitals, Inc., Initial
                                             Term Loan, 8.25%, 2/3/17                                              239,640
        180,556                   BB-/Ba1    Sun Healthcare Group, Inc., Term Loan,
                                             8.75%, 10/18/16                                                       180,330
        345,625                     B/Ba3    Valitas Health Services, Inc., Term Loan B,
                                             5.75%, 6/2/17                                                         345,625
        493,750                     NR/B3    Virtual Radiologic Corp., Term Loan B,
                                             7.75%, 12/22/16                                                       440,980
                                                                                                         -----------------
                                                                                                         $       2,888,966
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.4%
        241,331                   BB-/Ba3    Alere, Inc., Term Loan B, 4.75%, 6/30/17                    $         243,254
        369,075                     B+/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                             5.25%, 5/17/19                                                        373,689
                                                                                                         -----------------
                                                                                                         $         616,943
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.5%
        243,754                   BB-/Ba3    IMS Health, Inc., Tranche B Dollar Term Loan,
                                             4.5%, 8/26/17                                               $         245,539
        365,000                  CCC/Caa3    Medical Card System, Inc., Term Loan,
                                             12.25%, 9/17/15                                                       297,475
         25,510                      B/NR    Physician Oncology Services LP, Delayed
                                             Draw Term Loan, 7.75%, 1/31/17                                         24,745
        209,980                      B/B2    Physician Oncology Services LP, Effective
                                             Date Term Loan, 7.75%, 1/31/17                                        203,681
                                                                                                         -----------------
                                                                                                         $         771,440
                                                                                                         -----------------
                                             Total Health Care Equipment & Services                      $       6,470,676
--------------------------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                             Household Products -- 0.2%
        393,990                    B+/Ba3    SRAM LLC, First Lien Term Loan, 5.75%,
                                             6/7/18                                                      $         397,930
--------------------------------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.3%
        215,357                   BB-/Ba3    NBTY, Inc., Term Loan B-1, 4.25%, 10/2/17                   $         216,743
        244,406                   BB-/Ba3    Revlon Consumer Products Corp., Term
                                             Loan B, 4.75%, 11/19/17                                               245,285
                                                                                                         -----------------
                                                                                                         $         462,028
                                                                                                         -----------------
                                             Total Household & Personal Products                         $         859,958
--------------------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.8%
                                             Insurance Brokers -- 1.3%
      1,368,444                      B/B2    Alliant Holdings I, Inc., Term Loan,
                                             3.362%, 8/21/14                                             $       1,366,733

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Insurance Brokers -- (continued)
        682,536                     B+/B1    HUB International, Ltd., 2017 Initial Term
                                             Loan, 4.712%, 6/13/17                                       $         687,229
         97,000                      B/B1    U.S.I. Holdings Corp., New Term Loan
                                             Series C, 7.0%, 5/5/14                                                 97,485
                                                                                                         -----------------
                                                                                                         $       2,151,447
--------------------------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.5%
        750,000                   CCC+/B3    AmWINS Group, Inc., Second Lien, Term
                                             Loan, 9.25%, 12/6/19                                        $         753,281
                                                                                                         -----------------
                                             Total Insurance                                             $       2,904,728
--------------------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 2.3%
                                             Commodity Chemicals -- 0.1%
        199,000                    BB-/B1    Taminco Global Chemical Corp., Tranche B-1
                                             Dollar Term Loan, 5.25%, 2/15/19                            $         201,322
--------------------------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.2%
        343,875                     B+/B2    Univar, Inc., Term Loan B, 5.0%, 6/30/17                    $         341,105
--------------------------------------------------------------------------------------------------------------------------
                                             Forest Products -- 0.9%
      1,500,000                    B+/Ba3    Ainsworth Lumber Co., Ltd., Term Loan,
                                             5.25%, 6/26/14                                              $       1,492,500
--------------------------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.3%
        517,014                      B/B1    Tank Holding Corp., Initial Term Loan,
                                             5.5%, 7/9/19                                                $         519,493
--------------------------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.3%
        459,188                      B/B2    Exopack LLC/Cello-Foil Products, Inc.,
                                             Term Loan B, 6.5%, 5/31/17                                  $         457,848
--------------------------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.1%
        192,375                    BB-/B1    Fairmount Minerals, Ltd., Tranche B Term
                                             Loan, 5.25%, 3/15/17                                        $         192,667
--------------------------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.4%
        250,000                   BB+/Ba1    Chemtura Corp., Facility Term Loan, 5.5%,
                                             8/29/16                                                     $         253,437
        344,239                   BB+/Ba1    Huntsman International LLC, Extended
                                             Term B Loan, 2.795%, 4/19/17                                          343,808
                                                                                                         -----------------
                                                                                                         $         597,245
                                                                                                         -----------------
                                             Total Materials                                             $       3,802,180
--------------------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.9%
                                             Advertising -- 0.6%
        975,029                    B+/Ba3    Affinion Group, Inc., Tranche B Term
                                             Loan, 5.0%, 7/16/15                                         $         920,793
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.9%
        534,881                     NR/NR    FoxCo Aquisition Stb, LLC, Initial Term Loan,
                                             5.5%, 7/14/17                                               $         542,904
        404,958                   BB-/Ba3    TWCC Holding Corp., 2011 Term Loan,
                                             4.25%, 2/13/17                                                        408,332
        471,717                     B+/B2    Univision Communications, Inc., Extended
                                             First Lien Term Loan, 4.462%, 3/31/17                                 462,871
                                                                                                         -----------------
                                                                                                         $       1,414,107
--------------------------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.1%
        177,555                      B/B1    WideOpenWest Finance LLC, Term Loan,
                                             6.25%, 7/17/18                                              $         179,472
--------------------------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.3%
        141,501                    NR/Ba1    Cinedigm Digital Funding I LLC, Term Loan,
                                             5.25%, 4/29/16                                              $         142,386
        552,933                  CCC/Caa1    Lodgenet Interactive Corp., Closing Date
                                             Term Loan, 8.5%, 4/4/14                                               430,827
                                                                                                         -----------------
                                                                                                         $         573,213
                                                                                                         -----------------
                                             Total Media                                                 $       3,087,585
--------------------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 1.7%
                                             Biotechnology -- 0.9%
        491,250                     BB/B2    Aptalis Pharma, Inc., Term Loan B-1,
                                             5.5%, 2/10/17                                               $         493,706
        183,207                  BBB-/Ba3    Warner Chilcott Co., LLC, Term Loan B-2,
                                             4.25%, 3/15/18                                                        184,123
        139,149                  BBB-/Ba3    Warner Chilcott Corp., Term Loan B-1,
                                             4.25%, 3/15/18                                                        139,845
        366,414                  BBB-/Ba3    Warner Chilcott Corp., Term Loan B-1,
                                             4.25%, 3/15/18                                                        368,246
        251,910                  BBB-/Ba3    WC Luxco S.a.r.l., Term Loan B-3, 4.25%,
                                             3/15/18                                                               253,169
                                                                                                         -----------------
                                                                                                         $       1,439,089
--------------------------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 0.8%
      1,310,265                   BB-/Ba3    Catalent Pharma, Inc., Dollar Term Loan,
                                             4.212%, 9/15/16                                             $       1,316,817
                                                                                                         -----------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                                             $       2,755,906
--------------------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.1%
                                             Real Estate Development -- 0.1%
        193,750                     B-/B1    Ozburn-Hessey Holding Co., LLC, First Lien
                                             Term Loan, 8.25%, 4/8/16                                    $         190,844
                                                                                                         -----------------
                                             Total Real Estate                                           $         190,844
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.5%
                                             Computer & Electronics Retail -- 0.5%
        888,750                      B/B2    Targus Group International, Inc., Term Loan,
                                             11.0%, 5/24/16                                              $         893,194
                                                                                                         -----------------
                                             Total Retailing                                             $         893,194
--------------------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.8%
                                             Semiconductor Equipment -- 0.8%
        595,121                    BB-/B1    Aeroflex, Inc., Tranche B Term Loan,
                                             5.75%, 5/19/18                                              $         597,167
        765,247                      B/B1    Freescale Semiconductor, Inc., Tranche B
                                             Term Loan, 4.465%, 12/1/16                                            749,941
                                                                                                         -----------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                                     $       1,347,108
--------------------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 2.6%
                                             Application Software -- 1.6%
        461,104                   CCC+/B1    Allen Systems Group, Inc., Term Loan B,
                                             9.5%, 11/21/15                                              $         442,083
        676,600                     B/Ba3    Expert Global Solutions, Inc., Advance
                                             First Lien Term Loan B, 8.0%, 4/3/18                                  683,366
        952,382                  BB+/Baa2    Nuance Communications, Inc., Term Loan C,
                                             3.22%, 3/31/16                                                        955,656
        500,000                 CCC+/Caa1    Vertafore, Inc., Second Lien Term Loan,
                                             9.75%, 10/29/17                                                       501,250
                                                                                                         -----------------
                                                                                                         $       2,582,355
--------------------------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services -- 0.1%
        213,214                  BBB-/Ba2    Vantiv LLC, Tranche B Term Loan, 3.75%,
                                             3/27/19                                                     $         213,881
--------------------------------------------------------------------------------------------------------------------------
                                             Internet Software & Services -- 0.1%
        246,250                   BB+/Ba3    Autotrader.com, Inc., Tranche B-1 Term
                                             Loan, 4.0%, 12/15/16                                        $         248,020
--------------------------------------------------------------------------------------------------------------------------
                                             IT Consulting & Other Services -- 0.8%
      1,347,567                     BB/NR    SunGuard Data Systems, Inc., Tranche C Term
                                             Loan, 3.969%, 2/28/17                                       $       1,354,297
                                                                                                         -----------------
                                             Total Software & Services                                   $       4,398,553
--------------------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                             Communications Equipment -- 0.1%
        243,149                    BB/Ba3    CommScope, Inc., Tranche 1 Term Loan,
                                             4.25%, 1/14/18                                              $         245,276
--------------------------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.3%
        477,897                      B/B2    Scitor Corp., Term Loan, 5.0%, 2/15/17                      $         476,104
                                                                                                         -----------------
                                             Total Technology Hardware & Equipment                       $         721,380
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 21

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------

                                             TRANSPORTATION -- 0.8%
                                             Air Freight & Logistics -- 0.8%
        439,482                      B/B1    Ceva Group Plc, Dollar Tranche B Pre-Funded
                                             L/C Term Loan, 0.262%, 8/31/16                              $         421,903
        919,588                    B-/Ba3    Ceva Group Plc, U.S. Tranche B Term Loan,
                                             5.313%, 8/31/16                                                       882,804
                                                                                                         -----------------
                                             Total Transportation                                        $       1,304,707
--------------------------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.2%
                                             Electric Utilities -- 0.2%
        629,720                  CCC/Caa1    Texas Competitive Electric Holdings Co., LLC,
                                             2017 Term Loan, 4.938%, 10/10/17                            $         409,318
                                                                                                         -----------------
                                             Total Utilities                                             $         409,318
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR SECURED FLOATING
                                             RATE LOAN INTERESTS
                                             (Cost $46,484,217)                                          $      46,252,010
--------------------------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS & NOTES --
                                             103.0% of Net Assets
                                             AUTOMOBILES & COMPONENTS -- 1.3%
                                             Auto Parts & Equipment -- 1.3%
        350,000                    B/Caa1    International Automotive Components Group
                                             SA, 9.125%, 6/1/18 (144A)                                   $         337,313
        160,000                  CCC/Caa1    Stanadyne Holdings, Inc., 10.0%, 8/15/14                              149,400
        500,000(d)              CCC-/Caa3    Stanadyne Holdings, Inc., 12.0%, 2/15/15                              331,875
      1,174,000                     B+/B1    Tower Automotive Holdings USA LLC / TA
                                             Holdings Finance, Inc., 10.625%,
                                             9/1/17 (144A)                                                       1,275,257
                                                                                                         -----------------
                                             Total Automobiles & Components                              $       2,093,845
--------------------------------------------------------------------------------------------------------------------------
                                             BANKS -- 1.8%
                                             Diversified Banks -- 0.9%
        400,000(b)(e)              BB+/B1    ABN Amro North American Holding Preferred
                                             Capital Repackage Trust I, 6.523%,
                                             12/29/49 (144A)                                             $         400,000
        525,000                      B/B3    Banco de Galicia y Buenos Aires, 8.75%,
                                             5/4/18 (144A)                                                         406,875
        500,000(b)                NR/Caa3    Banco Macro SA, 9.75%, 12/18/36                                       357,500
BRL     350,000                    AAA/NR    International Finance Corp., 9.25%,
                                             3/15/13                                                               174,690
        200,000                     NR/NR    Turkiye IS Bankasi AS, 6.0%, 10/24/22                                 204,000
                                                                                                         -----------------
                                                                                                         $       1,543,065
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.9%
        600,000(b)(e)            BBB/Baa3    PNC Financial Services Group, Inc.,
                                             8.25%, 5/29/49                                              $         621,422
        750,000                   BBB-/NR    UBS AG/Stamford CT, 7.625%, 8/17/22                                   808,805
                                                                                                         -----------------
                                                                                                         $       1,430,227
                                                                                                         -----------------
                                             Total Banks                                                 $       2,973,292
--------------------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 8.0%
                                             Aerospace & Defense -- 1.0%
        600,000                      B/B3    ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                    $         591,000
      1,170,000                     B-/B2    DynCorp International, Inc., 10.375%,
                                             7/1/17                                                              1,029,600
         90,000                      B/B1    GeoEye, Inc., 9.625%, 10/1/15                                         100,125
                                                                                                         -----------------
                                                                                                         $       1,720,725
--------------------------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.8%
        850,000                    C/Caa3    New Enterprise Stone & Lime Co., Inc.,
                                             11.0%, 9/1/18                                               $         620,500
        300,000                    BB-/B2    USG Corp., 7.875%, 3/30/20 (144A)                                     327,000
        365,000                    BB-/B2    USG Corp., 9.75%, 8/1/14 (144A)                                       399,675
                                                                                                         -----------------
                                                                                                         $       1,347,175
--------------------------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.9%
        900,000                     B+/B1    Empresas ICA S.A.B. de C.V., 8.9%,
                                             2/4/21 (144A)                                               $         972,000
        500,000                     NR/NR    OAS Investments GMBH, 8.25%,
                                             10/19/19                                                              505,000
                                                                                                         -----------------
                                                                                                         $       1,477,000
--------------------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 1.3%
        458,000                     B+/B3    American Railcar Industries, Inc., 7.5%,
                                             3/1/14                                                      $         462,580
        750,000                     B+/B1    Lonking Holdings, Ltd., 8.5%, 6/3/16
                                             (144A)                                                                742,500
        660,000                   CCC+/B2    Navistar International Corp., 8.25%,
                                             11/1/21                                                               617,925
        300,000                     NR/NR    OSX 3 Leasing BV, 9.25%, 3/20/15
                                             (144A)                                                                312,000
                                                                                                         -----------------
                                                                                                         $       2,135,005
--------------------------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.5%
        750,000                      B/B3    WireCo WorldGroup, Inc., 9.5%, 5/15/17                      $         795,000
--------------------------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.4%
        455,000                     B+/B2    JB Poindexter & Co., Inc., 9.0%, 4/1/22
                                             (144A)                                                      $         466,944

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 23

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- (continued)
EUR      90,000                   BB-/Ba3    Mark IV Europe Lux SCA / Mark IV USA SCA,
                                             8.875%, 12/15/17 (144A)                                     $         123,088
                                                                                                         -----------------
                                                                                                         $         590,032
--------------------------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 1.2%
        500,000(f)                  NR/WR    Indalex Holding Corp., 11.5%, 2/1/14                        $           1,900
        335,000                    B/Caa2    Liberty Tire Recycling, 11.0%, 10/1/16
                                             (144A)                                                                331,650
        875,000                 CCC+/Caa2    Mueller Water Products, Inc., 7.375%,
                                             6/1/17                                                                901,250
        665,000                     B+/NR    WPE International Cooperatief UA, 10.375%,
                                             9/30/20 (144A)                                                        571,900
        150,000                      B/B3    Xerium Technologies, Inc., 8.875%, 6/15/18                            126,750
                                                                                                         -----------------
                                                                                                         $       1,933,450
--------------------------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 1.9%
      1,090,000                     B-/B3    INTCOMEX, Inc., 13.25%, 12/15/14                            $       1,113,162
      1,090,000                     B-/B3    TRAC Intermodal LLC / TRAC Intermodal Corp.,
                                             11.0%, 8/15/19 (144A)                                               1,104,988
      1,000,000                      B/B1    WESCO Distribution, Inc., 7.5%, 10/15/17                            1,013,750
                                                                                                         -----------------
                                                                                                         $       3,231,900
                                                                                                         -----------------
                                             Total Capital Goods                                         $      13,230,287
--------------------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL & PROFESSIONAL
                                             SERVICES -- 0.2%
                                             Environmental & Facilities Services -- 0.2%
        210,000                    BB-/B3    Casella Waste Systems, Inc., 11.0%,
                                             7/15/14                                                     $         221,865
EUR     107,128                 CCC-/Caa2    New Reclamation Group Pty., Ltd., 8.125%,
                                             2/1/13 (144A)                                                         118,044
        700,000(f)                  NR/WR    Old AII, Inc., 10.0%, 12/15/16                                             70
                                                                                                         -----------------
                                             Total Commercial & Professional Services                    $         221,935
--------------------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 3.3%
                                             Homebuilding -- 1.1%
        530,000                  CCC/Caa3    Beazer Homes USA, Inc., 9.125%, 6/15/18                     $         555,837
        200,000                   BB-/Ba3    Corporacion GEO SAB de CV, 8.875%,
                                             3/27/22 (144A)                                                        211,500
        630,000                    NR/Ba3    Desarrolladora Homex SAB de CV, 9.5%,
                                             12/11/19 (144A)                                                       629,244
        500,000                    NR/Ba3    Urbi Desarrollos Urbanos SAB de CV,
                                             9.75%, 2/3/22 (144A)                                                  465,000
                                                                                                         -----------------
                                                                                                         $       1,861,581
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 1.4%
        500,000                 CCC+/Caa2    Reynolds Group Issuer, Inc., 9.0%, 4/15/19                  $         506,250
        475,000                 CCC+/Caa2    Reynolds Group Issuer, Inc., 9.875%,
                                             8/15/19                                                               497,563
      1,000,000                   CCC+/B3    Yankee Candle Co., Inc., 9.75%, 2/15/17                             1,038,750
        350,000(g)              CCC+/Caa1    YCC Holdings LLC / Yankee Finance, Inc.,
                                             10.25%, 2/15/16                                                       361,812
                                                                                                         -----------------
                                                                                                         $       2,404,375
--------------------------------------------------------------------------------------------------------------------------
                                             Leisure Products -- 0.8%
EUR     275,000                  CCC/Caa2    Heckler & Koch GmbH, 9.5%, 5/15/18
                                             (144A)                                                      $         306,587
      1,000,000                      B/B2    Icon Health & Fitness, Inc., 11.875%,
                                             10/15/16 (144A)                                                       955,000
                                                                                                         -----------------
                                                                                                         $       1,261,587
                                                                                                         -----------------
                                             Total Consumer Durables & Apparel                           $       5,527,543
--------------------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 4.4%
                                             Business Services -- 0.7%
        750,000                      B/B1    Sitel LLC / Sitel Finance Corp., 11.0%,
                                             8/1/17 (144A)                                               $         754,688
        600,000                   B-/Caa2    Sitel LLC / Sitel Finance Corp., 11.5%,
                                             4/1/18                                                                429,000
                                                                                                         -----------------
                                                                                                         $       1,183,688
--------------------------------------------------------------------------------------------------------------------------
                                             Casinos & Gaming -- 1.9%
        500,000(f)                  NR/WR    Buffalo Thunder Development Authority,
                                             9.375%, 12/15/14 (144A)                                     $         175,000
EUR   1,155,000                   B-/Caa2    Codere Finance Luxembourg SA, 8.25%,
                                             6/15/15 (144A)                                                      1,220,287
        500,000                   B-/Caa2    Codere Finance Luxembourg SA, 9.25%,
                                             2/15/19 (144A)                                                        376,250
         90,000                     NR/NR    Little Traverse Bay Bands of Odawa Indians,
                                             9.0%, 8/31/20 (144A)                                                   83,700
      1,615,000(f)(h)               NR/WR    Mashantucket Western Pequot Tribe, 8.5%,
                                             11/15/15 (144A)                                                       193,800
EUR     500,000                     B-/B3    Peermont Global, Ltd., 7.75%, 4/30/14
                                             (144A)                                                                625,489
        450,000                    BB-/B1    Scientific Games International, Inc., 9.25%,
                                             6/15/19                                                               500,625
                                                                                                         -----------------
                                                                                                         $       3,175,151
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 25

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.5%
        400,000                   CCC+/B2    Seven Seas Cruises S de RL LLC, 9.125%,
                                             5/15/19                                                     $         415,500
        325,000                     B+/B3    Viking Cruises, Ltd., 8.5%, 10/15/22                                  335,563
                                                                                                         -----------------
                                                                                                         $         751,063
--------------------------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.9%
      1,235,000(d)                B-/Caa1    Burger King Capital Holdings LLC, 0.0%,
                                             4/15/19 (144A)                                              $       1,028,137
        400,000                      B/B3    Burger King Corp., 9.875%, 10/15/18                                   463,000
                                                                                                         -----------------
                                                                                                         $       1,491,137
--------------------------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.4%
        150,000                      B/B2    Avis Budget Car Rental LLC / Avis Budget
                                             Finance, Inc., 9.625%, 3/15/18                              $         167,062
        500,000                     B-/B3    StoneMor Operating LLC, 10.25%, 12/1/17                               505,000
                                                                                                         -----------------
                                                                                                         $         672,062
                                                                                                         -----------------
                                             Total Consumer Services                                     $       7,273,101
--------------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 6.6%
                                             Asset Management & Custody Banks -- 0.4%
        590,000                 BBB-/Baa3    Janus Capital Group, Inc., 6.7%, 6/15/17                    $         677,440
--------------------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.3%
        610,000                     NR/NR    Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                    $         536,800
--------------------------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.2%
        450,000(b)                BB+/Ba2    Goldman Sachs Capital II, 4.0%, 6/1/43                      $         355,680
--------------------------------------------------------------------------------------------------------------------------
                                             Multi-Sector Holdings -- 0.4%
        600,000                      B/B2    Constellation Enterprises LLC, 10.625%,
                                             2/1/16 (144A)                                               $         634,500
--------------------------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services -- 2.1%
EUR     500,000(a)                   B/NR    ATLAS VI Capital, Ltd., 9.721%, 4/6/13
                                             (144A)                                                      $         644,740
EUR     500,000(a)                  B-/NR    ATLAS VI Capital, Ltd., 10.481%, 4/7/14
                                             (144A)                                                                654,333
      1,750,000(a)                 BB-/NR    Lodestone Re, Ltd., 8.356%, 5/17/13
                                             (144A)                                                              1,787,450
        300,000(e)                  BB/NR    Magnesita Finance, Ltd., 8.625%,
                                             4/29/49 (144A)                                                        316,542
                                                                                                         -----------------
                                                                                                         $       3,403,065
--------------------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 2.0%
      1,500,000(a)                 BB+/NR    Caelus Re II, Ltd., 6.5%, 5/24/13 (144A)                    $       1,534,350
      1,800,000(a)                  BB/NR    Lodestone Re Ltd., 7.356%, 1/8/14
                                             (144A)                                                              1,824,480
                                                                                                         -----------------
                                                                                                         $       3,358,830
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 1.2%
        500,000                  BB+/Baa3    Capital One Capital V, 10.25%, 8/15/39                      $         515,000
      1,000,000(a)                 BB+/NR    Kibou, Ltd., 5.356%, 2/16/15 (144A)                                 1,023,800
        425,000                     B+/B2    National Money Mart Co., 10.375%,
                                             12/15/16                                                              474,406
                                                                                                         -----------------
                                                                                                         $       2,013,206
                                                                                                         -----------------
                                             Total Diversified Financials                                $      10,979,521
--------------------------------------------------------------------------------------------------------------------------
                                             ENERGY -- 10.9%
                                             Coal & Consumable Fuels -- 1.2%
        850,000                     B+/B1    Bumi Capital Pte, Ltd., 12.0%, 11/10/16
                                             (144A)                                                      $         726,750
      1,000,000                    B/Caa1    Foresight Energy LLC / Foresight Energy
                                             Corp., 9.625%, 8/15/17 (144A)                                       1,032,500
        400,000                   CCC+/B2    James River Coal Co., 7.875%, 4/1/19                                  260,000
                                                                                                         -----------------
                                                                                                         $       2,019,250
--------------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 1.3%
      1,000,000                 CCC+/Caa1    Ocean Rig UDW, Inc., 9.5%, 4/27/16
                                             (144A)                                                      $       1,025,000
        302,000                     B-/B3    Offshore Group Investments, Ltd., 11.5%,
                                             8/1/15                                                                331,822
        500,000                     B+/B2    Pioneer Energy Services Corp., 9.875%,
                                             3/15/18                                                               541,250
        320,000                     NR/B1    Shelf Drill Holdings, Ltd., 8.625%, 11/1/18                           321,600
                                                                                                         -----------------
                                                                                                         $       2,219,672
--------------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 1.6%
      1,358,000                     B+/B1    American Petroleum Tankers Parent LLC / AP
                                             Tankers Co., 10.25%, 5/1/15                                 $       1,419,110
        448,000                      B/B3    Expro Finance Luxembourg SCA, 8.5%,
                                             12/15/16 (144A)                                                       459,200
        330,000                    B/Caa1    Forbes Energy Services, Ltd., 9.0%,
                                             6/15/19                                                               306,075
         65,067(f)                  NR/NR    Nexus 1 Pte., Ltd., 10.5%, 4/9/12 (144A)                                   65
NOK   1,000,000(a)                  NR/NR    Transocean Drilling Norway AS, 9.05%,
                                             2/24/16                                                               185,946
NOK   1,000,000                     NR/NR    Transocean Norway Drilling AS, 11.0%,
                                             2/24/16                                                               185,945
                                                                                                         -----------------
                                                                                                         $       2,556,341
--------------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 6.2%
        505,000                     B+/B1    Berry Petroleum Co., 10.25%, 6/1/14                         $         563,075
        100,000                     B-/B3    Comstock Resources, Inc., 7.75%, 4/1/19                               101,500
        500,000                     B-/B3    Comstock Resources, Inc., 9.5%, 6/15/20                               535,000
        920,000                     NR/NR    Forest Oil Corp., 7.5%, 9/15/20                                       940,700
        570,000                     NR/NR    Gulfport Energy Corp., 7.75%, 11/1/20                                 558,600

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 27

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- (continued)
        650,000                   CCC+/B3    Halcon Resources Corp., 9.75%, 7/15/20
                                             (144A)                                                      $         685,750
        444,000                      B/B2    Linn Energy LLC / Linn Energy Finance Corp.,
                                             11.75%, 5/15/17                                                       488,400
        455,000                   B-/Caa1    Midstates Petroleum Co., Inc., 10.75%,
                                             10/1/20                                                               482,300
        800,000                     B+/NR    MIE Holdings Corp., 9.75%, 5/12/16 (144A)                             848,000
        200,000                     NR/NR    National JSC Naftogaz of Ukraine, 9.5%,
                                             9/30/14                                                               203,760
      1,440,000                   B-/Caa1    Northern Oil & Gas, Inc., 8.0%, 6/1/20                              1,490,400
NOK   2,500,000                     NR/NR    Norwegian Energy Co., AS, 12.9%, 11/20/14                             429,560
        535,000                     B-/B3    PDC Energy, Inc., 7.75%, 10/15/22 (144A)                              544,363
        280,000                 CCC+/Caa1    PetroBakken Energy, Ltd., 8.625%,
                                             2/1/20 (144A)                                                         285,600
        480,000                   B-/Caa1    QR Energy LP / QRE Finance Corp., 9.25%,
                                             8/1/20 (144A)                                                         498,000
        240,000                  CCC/Caa1    Quicksilver Resources, Inc., 7.125%, 4/1/16                           208,800
        700,000                     B-/B3    Resolute Energy Corp., 8.5%, 5/1/20 (144A)                            721,000
        472,000                    BB-/B3    Rosetta Resources, Inc., 9.5%, 4/15/18                                520,970
        200,000                     B-/B3    Samson Investment Co., 9.75%,
                                             2/15/20 (144A)                                                        211,000
                                                                                                         -----------------
                                                                                                         $      10,316,778
--------------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.6%
        600,000                      B/B2    EP Energy LLC / EP Energy Finance, Inc.,
                                             9.375%, 5/1/20 (144A)                                       $         663,000
        450,000(b)                 BB/Ba1    Southern Union Co., 3.33%, 11/1/66                                    370,687
                                                                                                         -----------------
                                                                                                         $       1,033,687
                                                                                                         -----------------
                                             Total Energy                                                $      18,145,728
--------------------------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 5.0%
                                             Agricultural Products -- 0.7%
      1,127,000                      B/B3    Southern States Cooperative, Inc., 11.25%,
                                             5/15/15 (144A)                                              $       1,176,306
--------------------------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 3.1%
        225,000                   B/(P)B2    Agrokor DD, 8.875%, 2/1/20 (144A)                           $         232,875
EUR     200,000                      B/B2    Agrokor DD, 9.875%, 5/1/19 (144A)                                     276,771
        650,000                     BB/B1    Bertin SA / Bertin Finance Ltd., 10.25%,
                                             10/5/16 (144A)                                                        710,125
        500,000                     B+/B1    CFG Investment SAC, 9.75%, 7/30/19
                                             (144A)                                                                432,500
        491,000                     B+/B2    Corporacion Pesquera Inca SAC, 9.0%,
                                             2/10/17 (144A)                                                        527,825
        750,000                      B/B3    FAGE Dairy Industry SA/FAGE USA Dairy
                                             Industry, Inc., 9.875%, 2/1/20 (144A)                                 750,000

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- (continued)
        224,421(f)(h)               NR/NR    Independencia International, Ltd., 12.0%,
                                             12/30/16 (144A)                                             $           1,010
        600,000                     B+/B2    Marfrig Holding Europe BV, 8.375%,
                                             5/9/18 (144A)                                                         519,000
        475,000                     B+/B2    Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                           420,375
        700,000                     B+/B2    Marfrig Overseas, Ltd., 9.625%, 11/16/16
                                             (144A)                                                                693,000
        200,000                     B+/B2    Minerva Luxembourg SA, 12.25%,
                                             2/10/22 (144A)                                                        238,000
        300,000                   B-/Caa1    Pilgrim's Pride Corp., 7.875%, 12/15/18                               295,500
                                                                                                         -----------------
                                                                                                         $       5,096,981
--------------------------------------------------------------------------------------------------------------------------
                                             Tobacco -- 1.2%
      2,015,000                     B-/B3    Alliance One International, Inc., 10.0%,
                                             7/15/16                                                     $       2,080,488
                                                                                                         -----------------
                                             Total Food, Beverage & Tobacco                              $       8,353,775
--------------------------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.2%
        400,000                      B/NR    Province of Salta Argentina, 9.5%,
                                             3/16/22 (144A)                                              $         328,296
                                                                                                         -----------------
                                             Total Government                                            $         328,296
--------------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 4.8%
                                             Health Care Equipment & Services -- 1.0%
        915,000                 CCC+/Caa2    Accellent, Inc., 10.0%, 11/1/17                             $         699,975
        875,000                     B+/B2    Physio-Control International, Inc., 9.875%,
                                             1/15/19 (144A)                                                        958,125
                                                                                                         -----------------
                                                                                                         $       1,658,100
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.5%
        600,000                     B-/B3    Kindred Healthcare, Inc., 8.25%, 6/1/19                     $         588,000
        200,000              CCC+/(P)Caa1    United Surgical Partners, 9.0%, 4/1/20                                219,000
         26,000(i)              CCC+/Caa1    Vanguard Health Systems, Inc., 0.0%,
                                             2/1/16                                                                 18,200
                                                                                                         -----------------
                                                                                                         $         825,200
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 2.3%
        378,000                   B-/Caa1    BioScrip, Inc., 10.25%, 10/1/15                             $         404,460
        476,000                  CCC/Caa2    Gentiva Health Services, Inc., 11.5%,
                                             9/1/18                                                                443,870
      1,000,000                 CCC+/Caa2    Rural / Metro Corp., 10.125%,
                                             7/15/19 (144A)                                                        932,500
        796,459                   CCC+/B3    Surgical Care Affiliates, Inc., 8.875%,
                                             7/15/15 (144A)                                                        812,388

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 29

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Services -- (continued)
      1,170,000                 CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%,
                                             7/15/17 (144A)                                              $       1,205,100
                                                                                                         -----------------
                                                                                                         $       3,798,318
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.8%
        750,000                    B/Caa1    Bausch & Lomb, Inc., 9.875%, 11/1/15                        $         768,750
        500,000                   B-/Caa1    Immucor, Inc., 11.125%, 8/15/19                                       555,000
                                                                                                         -----------------
                                                                                                         $       1,323,750
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.2%
        275,000                     NR/NR    Emdeon, Inc., 11.0%, 12/31/19                               $         312,125
                                                                                                         -----------------
                                             Total Health Care Equipment & Services                      $       7,917,493
--------------------------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                             Personal Products -- 0.2%
        300,000                      B/B2    Revlon Consumer Products Corp., 9.75%,
                                             11/15/15                                                    $         316,125
                                                                                                         -----------------
                                             Total Household & Personal Products                         $         316,125
--------------------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 24.9%
                                             Insurance Brokers -- 2.2%
        250,000                  CCC/Caa2    Alliant Holdings I, Inc., 11.0%, 5/1/15
                                             (144A)                                                      $         257,750
      1,000,000                 CCC+/Caa2    HUB International, Ltd., 8.125%,
                                             10/15/18 (144A)                                                     1,027,500
GBP     475,000                   NR/Caa1    Towergate Finance Plc, 10.5%,
                                             2/15/19 (144A)                                                        727,844
        827,000(a)               CCC/Caa1    USI Holdings Corp., 4.31%, 11/15/14
                                             (144A)                                                                802,190
        804,000                  CCC/Caa2    USI Holdings Corp., 9.75%, 5/15/15
                                             (144A)                                                                816,060
                                                                                                         -----------------
                                                                                                         $       3,631,344
--------------------------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 1.2%
      1,000,000(b)                BB/Baa3    Liberty Mutual Group, Inc., 7.0%,
                                             3/15/37 (144A)                                              $         990,000
        670,000(b)                BB/Baa3    Liberty Mutual Group, Inc., 10.75%,
                                             6/15/58 (144A)                                                        998,300
                                                                                                         -----------------
                                                                                                         $       1,988,300
--------------------------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.0%+
         80,000(b)(e)             BB+/Ba2    White Mountains Insurance Group, Ltd.,
                                             7.506%, 5/29/49 (144A)                                      $          83,112
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 21.5%
EUR     750,000                     NR/NR    ATLAS Reinsurance VII, 3.65%, 1/7/16                        $         972,262
        250,000                     NR/NR    ATLAS Reinsurance VII, 11.75%, 11/10/16                               250,000
        400,000(a)                  NR/B1    Combine Re, Ltd., 10.106%, 1/7/15
                                             (144A)                                                                423,320
        750,000(a)                  NR/NR    Combine Re, Ltd., 17.856%, 1/7/15
                                             (144A)                                                                787,350
        500,000(a)                 BB-/NR    Compass Re, Ltd., 10.356%, 1/8/15
                                             (144A)                                                                518,250
        500,000(a)                  B+/NR    Compass Re, Ltd., 11.356%, 1/8/15
                                             (144A)                                                                517,800
      1,000,000(a)                 BB+/NR    Foundation Re III, Ltd., 5.106%,
                                             2/25/15                                                             1,017,100
      1,000,000(a)                  BB/NR    Foundation Re III, Ltd., 5.856%, 2/3/14
                                             (144A)                                                              1,016,900
        750,000(a)                  NR/B1    GlobeCat, Ltd., 6.359%, 1/2/13 (144A)                                 750,300
        350,000(a)                  NR/B3    GlobeCat, Ltd., 9.609%, 1/2/13 (144A)                                 354,235
      1,300,000(a)                  B-/NR    Ibis Re II, Ltd., 13.606%, 2/5/15 (144A)                            1,378,650
        500,000(a)                 BB-/NR    Ibis Re, Ltd., 6.306%, 5/3/13 (144A)                                  512,750
      1,000,000(a)                   B/NR    Ibis Re, Ltd., 9.356%, 5/3/13 (144A)                                  989,800
      1,000,000(b)                 BB-/NR    Loma Reinsurance, Ltd., 9.977%, 12/21/12
                                             (144A)                                                              1,004,700
        750,000(a)                   B/NR    Montana Re, Ltd., 10.16%, 12/7/12 (144A)                              755,925
      1,000,000(a)                   B/NR    Montana Re, Ltd., 12.31%, 1/8/14 (144A)                             1,021,800
        750,000(a)                CCC+/NR    Montana Re, Ltd., 13.66%, 12/7/12 (144A)                              756,000
      2,000,000(a)                  NR/NR    Montana Re, Ltd., 16.81%, 1/8/14 (144A)                             2,047,200
        725,000                     NR/NR    Mythen Re, Ltd., 11.75%, 11/10/16                                     725,000
      1,500,000(a)                  NR/B2    Mythen, Ltd., 11.407%, 5/7/15 (144A)                                1,596,150
        500,000(a)                  NR/NR    Pelican Re, Ltd., 13.856%, 4/13/15 (144A)                             532,350
      1,200,000(a)                 BB-/NR    Queen Street II Capital, Ltd., 7.606%, 4/9/14
                                             (144A)                                                              1,210,680
      1,000,000(a)                  B+/NR    Queen Street III Capital, Ltd., 4.856%,
                                             7/28/14 (144A)                                                        996,500
      2,000,000(a)                 BB-/NR    Queen Street IV Capital, Ltd., 7.606%,
                                             4/9/15 (144A)                                                       1,975,000
        250,000                     NR/NR    Queen Street VII Capital, Ltd., 8.6%, 4/8/16                          250,000
        250,000(a)                  NR/NR    Residential Reinsurance 2010, Ltd., 7.356%,
                                             6/6/13 (144A)                                                         256,950
      1,250,000(a)                  NR/NR    Residential Reinsurance 2010, Ltd., 10.856%,
                                             6/6/13 (144A)                                                       1,307,125
        250,000(a)                  B-/NR    Residential Reinsurance 2010, Ltd., 13.086%,
                                             6/6/13 (144A)                                                         265,175
      1,250,000(a)                  B-/NR    Residential Reinsurance 2011, Ltd., 12.106%,
                                             6/6/15 (144A)                                                       1,289,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 31

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
      1,000,000(a)                  NR/NR    Residential Reinsurance 2012, Ltd., 22.106%,
                                             6/6/16 (144A)                                               $         882,800
        500,000(a)                  B-/NR    Successor X, Ltd., 9.856%, 4/4/13 (144A)                              499,750
        500,000(a)                  NR/B2    Successor X, Ltd., 11.106%, 1/27/15
                                             (144A)                                                                522,850
      1,500,000(a)                  B-/NR    Successor X, Ltd., 11.356%, 11/10/15
                                             (144A)                                                              1,481,250
      1,250,000(a)                  NR/NR    Successor X, Ltd., 11.856%, 4/4/13 (144A)                           1,246,125
      2,000,000(a)                  B-/NR    Successor X, Ltd., 14.916%, 1/7/14 (144A)                           2,054,000
      2,000,000(a)                  NR/NR    Successor X, Ltd., 16.416%, 1/7/14 (144A)                           2,048,600
      1,000,000(a)                  NR/NR    Successor X, Ltd., 16.606%, 1/27/15 (144A)                          1,018,300
        500,000(a)                  NR/NR    Successor X, Ltd., 16.856%, 4/4/13 (144A)                             497,000
                                                                                                         -----------------
                                                                                                         $      35,728,947
                                                                                                         -----------------
                                             Total Insurance                                             $      41,431,703
--------------------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 13.5%
                                             Aluminum -- 0.0%+
            670(g)                CCC+/B3    Noranda Aluminum Acquisition Corp.,
                                             4.73%, 5/15/15                                              $             633
--------------------------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- 0.5%
        300,000                    BB+/WR    Basell Finance Co., BV, 8.1%,
                                             3/15/27 (144A)                                              $         402,000
EUR     250,000                  CCC/Caa1    KP Germany Erste GmbH, 11.625%,
                                             7/15/17 (144A)                                                        345,963
                                                                                                         -----------------
                                                                                                         $         747,963
--------------------------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.8%
        865,000                    C/Caa3    AGY Holding Corp., 11.0%, 11/15/14                          $         397,900
        389,000                     B-/NR    Cemex Espana Luxembourg, 9.875%,
                                             4/30/19 (144A)                                                        419,148
        400,000                     B-/NR    Cemex Finance LLC, 9.5%, 12/14/16
                                             (144A)                                                                424,500
        100,000                     B-/NR    Cemex SAB de CV, 9.0%, 1/11/18 (144A)                                 103,750
                                                                                                         -----------------
                                                                                                         $       1,345,298
--------------------------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 1.1%
EUR   1,375,000                 CCC+/Caa1    INEOS Group Holdings SA, 7.875%,
                                             2/15/16 (144A)                                              $       1,700,042
        275,000                   CC/Caa1    Momentive Performance Materials, Inc.,
                                             9.0%, 1/15/21                                                         189,750
                                                                                                         -----------------
                                                                                                         $       1,889,792
--------------------------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 1.5%
        300,000                 CCC+/Caa1    Midwest Vanadium Pty., Ltd., 11.5%,
                                             2/15/18 (144A)                                              $         180,000

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- (continued)
        650,000                 CCC+/Caa1    Mirabela Nickel, Ltd., 8.75%, 4/15/18
                                             (144A)                                                      $         533,000
        550,000                   CCC+/B3    Molycorp, Inc., 10.0%, 6/1/20 (144A)                                  529,375
        400,000                     B+/B1    Mongolian Mining Corp., 8.875%,
                                             3/29/17 (144A)                                                        408,000
        750,000                    BB/Ba3    Vedanta Resources Plc, 9.5%, 7/18/18
                                             (144A)                                                                811,875
                                                                                                         -----------------
                                                                                                         $       2,462,250
--------------------------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 1.7%
        531,327(g)              CCC+/Caa1    Ardagh Finance SA, 11.125%, 6/1/18
                                             (144A)                                                      $         547,267
EUR     255,000                    B+/Ba3    Ardagh Glass Finance Plc, 9.25%,
                                             7/1/16 (144A)                                                         357,841
EUR     250,000                   CCC+/B3    Ardagh Glass Finance Plc, 8.75%,
                                             2/1/20 (144A)                                                         331,380
        175,000                   CCC+/B3    BWAY Holdings Co., 10.0%, 6/15/18                                     194,250
      1,237,660(g)              CCC+/Caa1    BWAY Parent Co., Inc., 10.125%, 11/1/15                             1,349,049
                                                                                                         -----------------
                                                                                                         $       2,779,787
--------------------------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.7%
        750,103(d)                  NR/NR    Bio Pappel SAB de CV, 7.0%, 8/27/16                         $         693,845
        500,000                   B-/Caa1    Pretium Packaging LLC / Pretium Finance,
                                             Inc., 11.5%, 4/1/16                                                   512,500
                                                                                                         -----------------
                                                                                                         $       1,206,345
--------------------------------------------------------------------------------------------------------------------------
                                             Paper Products -- 1.9%
        500,000                     B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15
                                             (144A)                                                      $         530,000
        200,000                   CCC+/B3    Appleton Papers, Inc., 11.25%, 12/15/15                               207,500
        260,000                    BB/Ba3    Clearwater Paper Corp., 10.625%, 6/15/16                              286,325
        580,000                 CCC+/Caa2    Exopack Holdings Corp., 10.0%, 6/1/18                                 536,500
        186,000                     B+/B1    Grupo Papelero Scribe SA de CV, 8.875%,
                                             4/7/20 (144A)                                                         162,564
        344,000                     B+/B3    Mercer International, Inc., 9.5%, 12/1/17                             366,360
        392,000                     BB/B1    Resolute Forest Products, 10.25%,
                                             10/15/18                                                              446,880
        545,000                    BB/Ba2    Sappi Papier Holding GmbH, 8.375%,
                                             6/15/19 (144A)                                                        574,975
                                                                                                         -----------------
                                                                                                         $       3,111,104
--------------------------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.3%
        500,000                   BB-/Ba3    ALROSA Finance SA, 8.875%,
                                             11/17/14 (144A)                                             $         554,400
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 33

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Steel -- 5.0%
        750,000                     B+/B3    AM Castle & Co., 12.75%, 12/15/16                           $         858,750
        250,000                    BB-/B2    APERAM, 7.375%, 4/1/16 (144A)                                         217,500
        350,000                    B/Caa1    Atkore International, Inc., 9.875%, 1/1/18                            350,000
        450,000                      B/B3    Essar Steel Algoma, Inc., 9.375%,
                                             3/15/15 (144A)                                                        424,125
      1,245,000                  CCC/Caa2    Essar Steel Algoma, Inc., 9.875%,
                                             6/15/15 (144A)                                                        971,100
        250,000                     B+/B1    Evraz Group SA, 8.875%, 4/24/13 (144A)                                257,502
        250,000                     B+/B1    Evraz Group SA, 9.5%, 4/24/18 (144A)                                  282,023
        900,000                     B+/B3    Ferrexpo Finance Plc, 7.875%,
                                             4/7/16 (144A)                                                         864,000
        900,000                     NR/B2    Metinvest BV, 8.75%, 2/14/18 (144A)                                   863,775
        600,000                     NR/B2    Metinvest BV, 10.25%, 5/20/15 (144A)                                  612,540
        850,000                      B/B2    Optima Specialty Steel, Inc., 12.5%,
                                             12/15/16 (144A)                                                       909,500
        750,000                 CCC+/Caa2    Ryerson, Inc., 9.0%, 10/15/17 (144A)                                  765,000
        920,000                 CCC+/Caa1    Ryerson, Inc., 12.0%, 11/1/15                                         947,600
EUR      50,000                  CCC/Caa2    Zlomrex International Finance SA, 8.5%,
                                             2/1/14 (144A)                                                          52,178
                                                                                                         -----------------
                                                                                                         $       8,375,593
                                                                                                         -----------------
                                             Total Materials                                             $      22,473,165
--------------------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 6.2%
                                             Advertising -- 1.2%
      1,100,000                     NR/B3    Good Sam Enterprises LLC, 11.5%, 12/1/16                    $       1,172,875
        716,000                      B/B3    MDC Partners, Inc., 11.0%, 11/1/16                                    780,440
                                                                                                         -----------------
                                                                                                         $       1,953,315
--------------------------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 3.2%
      1,139,556(g)              CCC+/Caa3    Intelsat Bermuda, Ltd., 11.5%, 2/4/17                       $       1,199,383
        125,000(g)              CCC+/Caa3    Intelsat Luxembourg SA, 11.5%,
                                             2/4/17 (144A)                                                         131,562
        400,000                     B+/B1    Nara Cable Funding, Ltd., 8.875%,
                                             12/1/18 (144A)                                                        433,362
        430,000                     B-/B3    Telesat Canada / Telesat LLC, 12.5%,
                                             11/1/17                                                               477,300
      1,655,000                      B/B3    Townsquare Radio LLC / Townsquare
                                             Radio, Inc., 9.0%, 4/1/19 (144A)                                    1,787,400
        990,000                 CCC+/Caa1    Truven Health Analytics, Inc., 10.625%,
                                             6/1/20 (144A)                                                       1,061,775
EUR     200,000                     B+/B1    TVN Finance Corp., II AB, 10.75%,
                                             11/15/17 (144A)                                                       281,632
                                                                                                         -----------------
                                                                                                         $       5,372,414
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Cable -- 0.1%
         74,584                      B/B2    CCH II LLC / CCH II Capital Corp., 13.5%,
                                             11/30/16                                                    $          80,178
--------------------------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 1.2%
      1,710,000                 CCC+/Caa1    AMC Entertainment, Inc., 9.75%, 12/1/20                     $       1,919,475
        200,000                 CCC+/Caa1    Production Resource Group, Inc., 8.875%,
                                             5/1/19                                                                142,000
                                                                                                         -----------------
                                                                                                         $       2,061,475
--------------------------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.5%
        600,000                  CCC/Caa3    Cengage Learning Acquisitions, Inc.,
                                             10.5%, 1/15/15 (144A)                                       $         511,500
        245,000                    B/Caa1    Interactive Data Corp., 10.25%, 8/1/18                                274,400
                                                                                                         -----------------
                                                                                                         $         785,900
                                                                                                         -----------------
                                             Total Media                                                 $      10,253,282
--------------------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 1.2%
                                             Biotechnology -- 0.8%
        300,000                    B/Caa1    ConvaTec Healthcare E SA, 10.5%,
                                             12/15/18 (144A)                                             $         325,500
      1,043,000                   B+/Caa2    Lantheus Medical Imaging, Inc., 9.75%,
                                             5/15/17                                                               962,168
                                                                                                         -----------------
                                                                                                         $       1,287,668
--------------------------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 0.1%
        130,297                    B/Caa1    Catalent Pharma Solutions, Inc., 9.5%,
                                             4/15/15                                                     $         133,717
--------------------------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.3%
      1,215,000(f)                  NR/NR    KV Pharmaceutical Co., 12.0%, 3/15/15                       $         605,981
                                                                                                         -----------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                                             $       2,027,366
--------------------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.3%
                                             Diversified REIT's -- 0.1%
        200,000                    B+/Ba3    CNL Lifestyle Properties, Inc., 7.25%,
                                             4/15/19                                                     $         189,500
--------------------------------------------------------------------------------------------------------------------------
                                             Real Estate Operating Companies -- 0.2%
        410,000                      B/NR    IRSA Inversiones y Representaciones SA,
                                             8.5%, 2/2/17 (144A)                                         $         340,300
                                                                                                         -----------------
                                             Total Real Estate                                           $         529,800
--------------------------------------------------------------------------------------------------------------------------
                                             RETAILING -- 1.0%
                                             Distributors -- 1.0%
      1,438,000                     B+/B2    Minerva Overseas II, Ltd., 10.875%,
                                             11/15/19 (144A)                                             $       1,660,890
                                                                                                         -----------------
                                             Total Retailing                                             $       1,660,890
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 35

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.4%
                                             Semiconductor Equipment -- 0.2%
        465,000                   B+/Caa1    MEMC Electronic Materials, Inc., 7.75%,
                                             4/1/19                                                      $         347,006
--------------------------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.2%
        500,000                     NR/NR    Advanced Micro Devices, 7.5%, 8/15/22                       $         397,500
                                                                                                         -----------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                                     $         744,506
--------------------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 1.1%
                                             Application Software -- 0.3%
        689,000                   CC/Caa2    Allen Systems Group, Inc., 10.5%,
                                             11/15/16 (144A)                                             $         496,080
--------------------------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services -- 0.3%
        404,000                   B-/Caa1    First Data Corp., 8.25%, 1/15/21 (144A)                     $         404,000
         91,000                   B-/Caa1    First Data Corp., 9.875%, 9/24/15                                      92,934
                                                                                                         -----------------
                                                                                                         $         496,934
--------------------------------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.5%
        938,504(g)(h)               NR/NR    Pegasus Solutions, Inc., 13.0%,
                                             4/15/14 (144A)                                              $         825,883
                                                                                                         -----------------
                                             Total Software & Services                                   $       1,818,897
--------------------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                             Computer Storage & Peripherals -- 0.3%
        415,000                  BBB/Baa3    Seagate Technology International, Inc.,
                                             10.0%, 5/1/14 (144A)                                        $         450,275
                                                                                                         -----------------
                                             Total Technology Hardware & Equipment                       $         450,275
--------------------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 2.6%
                                             Alternative Carriers -- 0.7%
        750,000                    BB-/WR    PAETEC Holding Corp., 8.875%, 6/30/17                       $         808,125
        350,000                     NR/WR    PAETEC Holding Corp., 9.875%, 12/1/18                                 399,875
                                                                                                         -----------------
                                                                                                         $       1,208,000
--------------------------------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication Services -- 0.5%
        388,000                   CCC+/B3    Cincinnati Bell, Inc., 8.75%, 3/15/18                       $         391,880
        300,000                    BB/Ba2    Frontier Communications Corp., 8.75%,
                                             4/15/22                                                               345,750
                                                                                                         -----------------
                                                                                                         $         737,630
--------------------------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 1.4%
        300,000                   NR/Caa1    Digicel Group, Ltd., 10.5%, 4/15/18 (144A)                  $         331,500
        750,000                     B-/B2    NII Capital Corp., 10.0%, 8/15/16                                     744,375

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- (continued)
      1,115,000                    BB/Ba3    Vimpel Communications Via VIP Finance
                                             Ireland Ltd. OJSC, 9.125%, 4/30/18 (144A)                   $       1,305,699
                                                                                                         -----------------
                                                                                                         $       2,381,574
                                                                                                         -----------------
                                             Total Telecommunication Services                            $       4,327,204
--------------------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 3.0%
                                             Air Freight & Logistics -- 0.7%
      1,329,000                 CCC+/Caa1    CEVA Group Plc, 11.5%, 4/1/18 (144A)                        $       1,142,940
--------------------------------------------------------------------------------------------------------------------------
                                             Airlines -- 1.1%
        109,515                   BB+/Ba2    Continental Airlines 1998-1 Class B Pass
                                             Through Trust, 6.748%, 3/15/17                              $         114,608
        250,000                   BB+/Ba3    Delta Air Lines 2010-1 Class B Pass
                                             Through Trust, 6.375%, 1/2/16                                         257,500
      1,000,000                     B-/NR    Gol Finance, 9.25%, 7/20/20 (144A)                                    925,000
        500,000                    BB-/NR    TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                            552,500
                                                                                                         -----------------
                                                                                                         $       1,849,608
--------------------------------------------------------------------------------------------------------------------------
                                             Airport Services -- 0.3%
        558,000                      B/B3    Aeropuertos Argentina 2000 SA, 10.75%,
                                             12/1/20 (144A)                                              $         520,335
--------------------------------------------------------------------------------------------------------------------------
                                             Marine -- 0.3%
        525,000                     B+/B3    Navios South American Logistics, Inc./Navios
                                             Logistics Finance US, Inc., 9.25%, 4/15/19                  $         497,438
--------------------------------------------------------------------------------------------------------------------------
                                             Railroads -- 0.2%
        293,732(g)               CCC/Caa3    Florida East Coast Holdings Corp.,
                                             10.5%, 8/1/17                                               $         281,983
--------------------------------------------------------------------------------------------------------------------------
                                             Trucking -- 0.4%
        425,000                   B+/Caa1    Swift Services Holdings, Inc., 10.0%,
                                             11/15/18                                                    $         455,812
        300,000                      B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                             5/1/18 (144A)                                                         313,125
                                                                                                         -----------------
                                                                                                         $         768,937
                                                                                                         -----------------
                                             Total Transportation                                        $       5,061,241
--------------------------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.8%
                                             Electric Utilities -- 0.7%
        750,000                   CCC+/NR    Cia de Energia Electrica en Alta Tension
                                             Transener SA, 9.75%, 8/15/21 (144A)                         $         322,500
        419,000                   NR/Caa1    Empresa Distrbuidora Y Comercializadora
                                             Norte, 9.75%, 10/25/22 (144A)                                         193,788
        225,000                   BB+/Ba1    PNM Resources, Inc., 9.25%, 5/15/15                                   257,062
        240,000                  CCC/Caa1    Texas Competitive Electric Holdings Co., LLC /
                                             TCEH Finance, Inc., 11.5%, 10/1/20
                                             (144A)                                                                171,600

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 37

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             Electric Utilities -- (continued)
        510,000                   CC/Caa3    Texas Competitive Electric Holdings Co., LLC /
                                             TCEH Finance, Inc., 15.0%, 4/1/21                           $         147,900
                                                                                                         -----------------
                                                                                                         $       1,092,850
--------------------------------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.5%
      1,135,000                      B/B3    Transportadora de Gas del Sur SA, 7.875%,
                                             5/14/17 (144A)                                              $         885,300
--------------------------------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 0.6%
        500,000                   BB-/Ba3    InterGen NV, 9.0%, 6/30/17 (144A)                           $         473,750
        500,000                     NR/B2    Star Energy Geothermal Wayang Windu, Ltd.,
                                             11.5%, 2/12/15 (144A)                                                 540,650
                                                                                                         -----------------
                                                                                                         $       1,014,400
                                                                                                         -----------------
                                             Total Utilities                                             $       2,992,550
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS & NOTES
                                             (Cost $171,962,811)                                         $     171,249,864
--------------------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE BONDS & NOTES --
                                             2.7% of Net Assets
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Asset Management & Custody Banks -- 0.1%
        120,000                    BBB/NR    Apollo Investment Corp., 5.75%, 1/15/16                     $         123,150
                                                                                                         -----------------
                                             Total Diversified Financials                                $         123,150
--------------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 1.0%
                                             Health Care Equipment & Services -- 0.7%
      1,040,000(d)                  B+/NR    Hologic, Inc., 2.0%, 12/15/37                               $       1,168,050
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.3%
        405,000                      B/NR    LifePoint Hospitals, Inc., 3.5%, 5/15/14                    $         416,138
--------------------------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.0%+
         15,000                     B+/B2    Omnicare, Inc., 3.25%, 12/15/35                             $          14,803
                                                                                                         -----------------
                                             Total Health Care Equipment & Services                      $       1,598,991
--------------------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 1.0%
                                             Diversified Chemicals -- 0.9%
      1,900,000(j)                  B+/NR    Hercules, Inc., 6.5%, 6/30/29                               $       1,565,125
--------------------------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.1%
        100,000                     BB/NR    Vedanta Resources Jersey, Ltd., 5.5%,
                                             7/13/16                                                     $          99,250
                                                                                                         -----------------
                                             Total Materials                                             $       1,664,375
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount                     S&P/Moody's
USD ($)                    Ratings                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.4%
                                             Movies & Entertainment -- 0.4%
        659,000                     B-/NR    Live Nation Entertainment, Inc., 2.875%,
                                             7/15/27                                                     $         651,586
                                                                                                         -----------------
                                             Total Media                                                 $         651,586
--------------------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.2%
                                             Semiconductors -- 0.2%
        150,000                     NR/NR    JA Solar Holdings Co., Ltd., 4.5%, 5/15/13                  $         141,656
        250,000                     NR/NR    ReneSola, Ltd., 4.125%, 3/15/18 (144A)                                123,125
        271,000                     NR/NR    Suntech Power Holdings Co., Ltd., 3.0%,
                                             3/15/13                                                               127,370
                                                                                                         -----------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                                     $         392,151
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE BONDS & NOTES
                                             (Cost $3,613,850)                                           $       4,430,253
--------------------------------------------------------------------------------------------------------------------------
                                             SOVEREIGN DEBT OBLIGATIONS --
                                             1.7% of Net Assets
                                             Brazil -- 0.7%
BRL   1,750,000                  BBB/Baa2    Brazilian Government International Bond,
                                             10.25%, 1/10/28                                             $       1,116,379
--------------------------------------------------------------------------------------------------------------------------
                                             Mexico -- 0.4%
MXN   8,870,000                   A-/Baa1    Mexican Bonos, 7.75%, 11/13/42                              $         773,398
--------------------------------------------------------------------------------------------------------------------------
                                             Ukraine -- 0.6%
        900,000                     B+/B2    Ukraine Government International Bond,
                                             6.75%, 11/14/17 (144A)                                      $         971,396
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL SOVEREIGN DEBT OBLIGATIONS
                                             (Cost $2,538,991)                                           $       2,861,173
--------------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 0.5% of Net Assets
                                             AUTOMOBILES & COMPONENTS -- 0.1%
                                             Auto Parts & Equipment -- 0.1%
          5,787                              Lear Corp.                                                  $         246,526
                                                                                                         -----------------
                                             Total Automobiles & Components                              $         246,526
--------------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.0%+
                                             Other Diversified Financial Services -- 0.0%+
            731(k)                           BTA Bank JSC (G.D.R.)                                       $           1,139
                                                                                                         -----------------
                                             Total Diversified Financials                                $           1,139
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 39

--------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                   Value
--------------------------------------------------------------------------------------------------------------------------
                                             ENERGY -- 0.1%
                                             Oil & Gas Drilling -- 0.0%
          1,109(k)                           Rowan Companies, Plc                                        $          35,166
--------------------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.1%
NOK      19,571(k)                           Sevan Marine ASA                                            $          51,497
                                                                                                         -----------------
                                             Total Energy                                                $          86,663
--------------------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.1%
                                             Diversified Metals & Mining -- 0.1%
        371,096(c)(h)(k)                     Blaze Recycling and Metals LLC Class A Units                $         166,993
--------------------------------------------------------------------------------------------------------------------------
                                             Forest Products -- 0.0%
CAD      13,963(k)                           Ainsworth Lumber Co., Ltd.                                  $          37,695
                                                                                                         -----------------
                                             Total Materials                                             $         204,688
--------------------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.0%
                                             Systems Software -- 0.0%
          2,114(h)(k)                        Perseus Holding Corp.                                       $           5,285
                                                                                                         -----------------
                                             Total Software & Services                                   $           5,285
--------------------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.2%
                                             Marine -- 0.2%
        247,509(h)(k)                        Horizon Lines, Inc.                                         $         326,712
                                                                                                         -----------------
                                             Total Transportation                                        $         326,712
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $1,258,134)                                           $         871,013
--------------------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED STOCK --
                                             0.3% of Net Assets
                                             DIVERSIFIED FINANCIALS -- 0.3%
                                             Other Diversified Financial Services -- 0.3%
            470(e)                           Bank of America Corp., 7.25%                                $         523,923
                                                                                                         -----------------
                                             Total Diversified Financials                                $         523,923
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCK
                                             (Cost $382,900)                                             $         523,923
--------------------------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 0.7% of
                                             Net Assets
                                             DIVERSIFIED FINANCIALS -- 0.7%
                                             Other Diversified Financial Services -- 0.7%
         40,675(b)                           GMAC Capital Trust I, 8.125%                                $       1,063,245
                                                                                                         -----------------
                                             Total Diversified Financials                                $       1,063,245
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

--------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                   Value
--------------------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.0%
                                             Data Processing & Outsourced Services -- 0.0%
          1,110(h)(k)                        Perseus Holding Corp., 14.0%                                $          59,940
                                                                                                         -----------------
                                             Total Software & Services                                   $          59,940
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $933,996)                                             $       1,123,185
--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
--------------------------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS --
                                             1.4% -- of Net Assets
                                             TIME DEPOSITS: 0.7%
EUR     117,599                              Citibank, London, -0.019%, 11/1/12                          $         152,544
NOK   6,243,085                              BBHGrandCayman, 0.35%, 11/1/12                                      1,094,510
                                                                                                         -----------------
                                             Total Time Deposits                                         $       1,247,054
--------------------------------------------------------------------------------------------------------------------------
                                             REPURCHASE AGREEMENT: 0.7%
      1,135,000                              JPMorgan Chase Bank, .3%, dated
                                             11/1/12, repurchase price of $1,135,000
                                             plus accrued interest on 11/1/12
                                             collateralized by $9,792,221 Federal
                                             National Mortgage Association,
                                             2.5% -- 4.0%, 5/1/22 -- 7/1/30                              $       1,135,000
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $2,382,054)                                           $       2,382,054
--------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS IN SECURITIES -- 140.5%
                                             (Cost $233,354,238) (l)                                     $     233,609,498
--------------------------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND LIABILITIES -- (40.5)%                     $     (67,314,982)
--------------------------------------------------------------------------------------------------------------------------
                                             NET ASSETS APPLICABLE TO COMMON
                                             SHAREOWNERS -- 100.0%                                       $     166,294,516
==========================================================================================================================

+       Amount rounds to less than 0.1%.

NR      Security not rated by S&P or Moody's.

WR      Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2012, the value of these securities amounted to $114,678,167, or 69.0% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2012.

(a) Floating rate note. The rate shown is the coupon rate at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 41

(b) The interest rate is subject to change periodically. The interest is shown is the rate at October 31, 2012.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). (See Note 1A).


(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2012.

(e)     Security is perpetual in nature and has no stated maturity date.

(f)     Security is in default and is non income producing.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h) Indicates a security that has been deemed as illiquid. The aggregate cost of illiquid securities is $3,941,784. The aggregate fair value of $1,579,623 represents 0.9% of total net assets applicable to common shareowners.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)     Security is priced as a unit.

(k)     Non-income producing.

(l) At October 31, 2012, the net unrealized gain on investments based on cost for federal tax purposes of $235,017,125 was as follows:

             Aggregate gross unrealized gain for all investments in which there
                is an excess of value over tax cost                                          $ 12,656,314

             Aggregate gross unrealized loss for all investments in which there
                is an excess of tax cost over value                                          (14,063,941)
                                                                                            -------------
             Net unrealized loss                                                            $ (1,407,627)
                                                                                            =============


For financial reporting purposes net unrealized loss on investments was $812,782 and cost of investments aggregated $234,422,280.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2012 aggregated $37,758,236 and $23,178,211, respectively.

Glossary of Terms:
(G.D.R.) Global Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.
BRL     -- Brazilian Real
EUR     -- Euro
GBP     -- Great British Pound
NOK     -- Norwegian Krone
MXN     -- Mexican Peso

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

      Level 1 -- quoted prices in active markets for identical securities

      Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.)

      Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) as level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

The following is a summary of the inputs used as of October 31, 2012, in valuing the Trust's investments:

------------------------------------------------------------------------------------------------------------
                                                 Level 1          Level 2          Level 3     Total
------------------------------------------------------------------------------------------------------------
Asset backed securities                          $         --     $  2,007,287           --    $  2,007,287
Collateralized mortgage obligations                        --        1,119,561           --       1,119,561
Commercial mortgage-backed
securities                                                 --          789,175           --         789,175
Senior secured floating rate
loan interests                                             --       46,252,010           --      46,252,010
Corporate bonds & notes
  Auto parts & equipment                                   --        2,093,845           --       2,093,845
  All other                                                --      169,156,019           --     169,156,019
Convertible bonds & notes                                  --        4,430,253           --       4,430,253
Sovereign debt obligations                                 --        2,861,173           --       2,861,173
Common stocks
  Diversified metals & mining                              --               --     $166,993         166,993
  Systems software                                         --            5,285           --           5,285
  All other                                           698,735               --           --         698,735
Convertible preferred stock:                          523,923               --           --         523,923
Preferred stocks
  Data processing & outsourced services                    --           59,940           --          59,940
  All other                                         1,063,245               --           --       1,063,245
Temporary cash investments
  Time deposits                                            --        1,247,054           --       1,247,054
  Repurchase agreement                                     --        1,135,000           --       1,135,000
------------------------------------------------------------------------------------------------------------
Total Investments in
  Securities -- Assets                           $  2,285,903     $231,156,602     $166,993    $233,609,498
============================================================================================================
Other Financial Instruments                                --         (143,927)          --        (143,927)
------------------------------------------------------------------------------------------------------------

* Other Financial Instruments include the unrealized depreciation on forward foreign currency contracts and unrealized the depreciation on unfunded loan commitments.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 43

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

---------------------------------------------------------------------------------------------------------------------------------
                                             Change in
                      Balance   Realized     Unrealized                               Accrued     Transfers  Transfers  Balance
                      as of     gain         appreciation                             discounts/  in to      out of     as of
                      4/30/12   (loss)(1)    (depreciation)(1) Purchases  Sales       premiums    Level 3*   Level 3*   10/31/12
---------------------------------------------------------------------------------------------------------------------------------
Convertible bonds &
  notes
    Marine            $296,699  $ (328,430)       $432,867       $21,875  $(429,276)      $6,265       $ --       $ --  $      --
Common stocks
  Diversified Metals
    & Mining           244,923          --         (77,930)           --          --          --         --         --    166,993
---------------------------------------------------------------------------------------------------------------------------------
Total                 $541,622  $ (328,430)       $354,937       $21,875  $(429,276)      $6,265       $ --       $ --  $ 166,993
=================================================================================================================================

*    Transfers are calculated on the beginning of period values.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

The net change in unrealized appreciation of Level 3 investments still held at year end is $(77,930)

During the six months ended October 31, 2012, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Statement of Assets and Liabilities | 10/31/12 (Consolidated) (unaudited)

ASSETS:
  Investments in securities, at value (cost $233,354,238)                                       $233,609,498
  Foreign currencies, at value                                                                        27,240
  Receivables --
     Interest receivable                                                                           4,364,271
     Appreciation on unfunded loan commitment - net                                                    7,730
     Reinvestment of distributions                                                                    41,124
     Prepaid expenses                                                                                  6,837
     Other assets                                                                                    242,200
-------------------------------------------------------------------------------------------------------------
        Total assets                                                                            $238,298,900
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
     Notes payable                                                                              $ 69,000,000
     Investment securities purchased                                                               2,013,069
     Interest expense payable                                                                         57,745
     Administration - fee payable                                                                     33,446
   Forward foreign currency portfolio hedge contracts - net                                          143,927
   Due to custodian (cost $(457,748))                                                                451,302
   Due to affiliates                                                                                 180,600
   Accrued expenses                                                                                  124,995
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                       $ 72,004,384
-------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                                               $193,534,976
  Undistributed net investment income                                                              1,228,038
  Accumulated net realized loss on investments and foreign currency transactions                (28,622,711)
  Net unrealized gain on investments and unfunded loan commitment                                    262,630
  Net unrealized loss on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                                       (108,417)
-------------------------------------------------------------------------------------------------------------
        Net assets applicable to shareowners                                                    $166,294,516
=============================================================================================================
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $166,294,516/8,277,477 common shares                                                 $      20.09
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 45

Statement of Operations (Consolidated) (unaudited)

For the six months ended 10/31/12

INVESTMENT INCOME:
   Interest                                                                 $10,751,235
   Dividends (net of foreign taxes withheld $33)                                 60,352
   Facility and other fees                                                      143,598
-------------------------------------------------------------------------------------------------------------
      Total Investment income                                                                   $ 10,955,185
-------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                          $   985,435
   Administrative reimbursements                                                 55,634
   Transfer agent fees and expenses                                               8,632
   Shareholder communications expense                                             5,543
   Custodian fees                                                                13,807
   Registration fees                                                              8,828
   Professional fees                                                             46,512
   Printing expenses                                                             14,569
   Trustees' fees                                                                 3,822
   Pricing fees                                                                  15,298
   Miscellaneous                                                                 32,914
-------------------------------------------------------------------------------------------------------------
      Net operating expenses                                                                    $  1,190,994
-------------------------------------------------------------------------------------------------------------
         Interest expense                                                                       $    400,530
-------------------------------------------------------------------------------------------------------------
      Net operating expenses and interest expense                                               $  1,591,524
-------------------------------------------------------------------------------------------------------------
         Net investment income                                                                  $  9,363,661
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                           $  (577,391)
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                       213,546         $   (363,845)
-------------------------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
      Investments and unfunded loan commitment                              $ 3,834,047
      Unfunded loan commitments                                                   9,021
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                       (73,954)        $  3,769,114
-------------------------------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                                    $  3,405,269
-------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                         $ 12,768,930
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended
                                                                        10/31/12             Year Ended
                                                                        (unaudited)          4/30/12
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                   $  9,363,661         $   17,329,304
Net realized loss on investments and foreign currency transactions          (363,845)            (3,968,113)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                                        3,769,114             (9,604,483)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations              $ 12,768,930         $    3,756,708
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income ($0.96 and $1.96 per share, respectively)         $ (7,939,051)        $  (16,161,281)
-------------------------------------------------------------------------------------------------------------
      Total distributions to shareowners                                $ (7,939,051)        $  (16,161,281)
-------------------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Conversion                                                              $       (366)        $           --
Reinvestment of distributions                                           $    319,448         $      668,357
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets from Trust share transactions          $    319,082         $      668,357
-------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                             $  5,148,961         $  (11,736,216)
NET ASSETS:
Beginning of period                                                      161,145,555            172,881,771
-------------------------------------------------------------------------------------------------------------
End of period                                                           $166,294,516         $  161,145,555
-------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income        $  1,228,038         $     (196,572)
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 47

Statement of Cash Flows (Consolidated) (unaudited)

For the six months ended 10/31/12

Cash Flows From Operating Activities
      Net increase in net assets resulting from operations                                     $  12,768,930
-------------------------------------------------------------------------------------------------------------
Adjustments to reconcile the net increase in net assets resulting from operations to net cash provided by operating activities
   Purchase of investments securities                                                          $ (37,758,236)
   Proceeds from disposition of investment securities                                             23,542,056
   Decrease in receivable for investments sold                                                     1,362,793
   Increase in Interest and foreign tax reclaim receivable                                          (337,104)
   Decrease in prepaid expenses                                                                        6,528
   Increase in other assets                                                                         (242,200)
   Decrease in accrued interest payable                                                               57,745
   Decrease in payable for investments purchased                                                     261,281
   Increase Due to affiliates and administration fees                                                 (3,441)
   Increase in accrued expenses                                                                       (7,719)
   Increase in other liabilities                                                                  (1,363,636)
   Change in unrealized appreciation of investments                                                3,843,068
   Change in unrealized depreciation of foreign currency contracts and
      other denominated foreign currencies                                                           (73,954)
   Net realized loss from investments                                                               (577,391)
   Net realized gain of foreign currency contracts and other foreign denominated currencies          213,546
-------------------------------------------------------------------------------------------------------------
      Net cash and foreign currency provided by operating activities                           $   1,692,266
-------------------------------------------------------------------------------------------------------------
Cash flows Used Financing Activities:
   Conversion                                                                                  $        (366)
-------------------------------------------------------------------------------------------------------------
   Reinvestment of distributions                                                               $     319,448
-------------------------------------------------------------------------------------------------------------
   Cash dividends paid to common shareholders                                                  $  (7,939,051)
-------------------------------------------------------------------------------------------------------------
      Net cash flow used in financing activities                                               $  (7,619,969)
-------------------------------------------------------------------------------------------------------------
Cash and Foreign Currency
   Beginning of the period                                                                     $   5,503,641
-------------------------------------------------------------------------------------------------------------
   End of period                                                                               $    (424,062)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months                                                        For the
                                                  Ended          Year           Year                                Period from
                                                  10/31/12       Ended          Ended          Year      Year       5/30/07(b)
                                                  (Unaudited)    4/30/12        4/30/11        Ended     Ended      to
                                                  (Consolidated) (Consolidated) (Consolidated) 4/30/10   4/30/09    4/30/08
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period              $  19.51       $  21.01       $  20.17       $  13.94  $  22.02   $  23.88(c)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
   operations:(a)
   Net investment income                          $   1.13       $   2.10       $   2.03       $   1.76  $   2.10   $   1.77
   Net realized and unrealized gain (loss) on
       investments and foreign currency
       transactions                                   0.41          (1.64)          0.73           6.48     (7.67)     (1.80)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                     $   1.54       $   0.46       $   2.76       $   8.24  $  (5.57)  $  (0.03)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                             (0.96)         (1.96)         (1.92)         (1.69)    (2.47)     (1.78)
   Tax return of capital                                --             --             --          (0.32)    (0.04)        --
   Capital charge with respect to issuance
       of shares                                        --             --             --             --        --      (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $   0.58       $  (1.50)      $   0.84       $   6.23  $  (8.08)  $  (1.86)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(d)                 $  20.09       $  19.51       $  21.01       $  20.17  $  13.94   $  22.02
--------------------------------------------------------------------------------------------------------------------------------
Market value, end of period(d)                    $  20.49       $  20.13       $  21.95       $  20.46  $  13.23   $  20.47
================================================================================================================================
Total return at market value(e)                       6.84%          1.35%         17.95%         73.25%   (23.11)%   (10.67)%
Ratios to average net assets
   Net operating expenses                             1.47%(f)       1.48%          1.62%          1.39%     1.38%      0.99%(f)
   Interest expense                                   0.49%(f)       0.56%          0.58%          0.83%     1.14%      0.33%(f)
   Net expenses                                       1.96%(f)       2.04%          2.20%          2.22%     2.52%      1.32%(f)
   Net investment income                             11.54%(f)      10.75%         10.02%          9.84%    12.27%      8.48%(f)
Portfolio turnover                                      10%            24%            30%            24%       25%        21%(f)
Net assets, end of period (in thousands)          $166,295       $161,146       $172,881       $165,281  $113,812   $179,515

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 49

--------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months                                                        For the
                                                  Ended          Year           Year                                Period from
                                                  10/31/12       Ended          Ended          Year      Year       5/30/07(b)
                                                  (Unaudited)    4/30/12        4/30/11        Ended     Ended      to
                                                  (Consolidated) (Consolidated) (Consolidated) 4/30/10   4/30/09    4/30/08
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets before
  waivers and reimbursements of expenses
  Net operating expenses                              1.47%(f)       1.48%          1.64%          1.61%     1.68%      1.29(f)
  Interest expense                                    0.49%(f)       0.56%          0.58%          0.83%     1.14%      0.33(f)
  Net expenses                                        1.96%(f)       2.04%          2.22%          2.44%     2.82%      1.62(f)
  Net investment income                              11.54%(f)      10.75%         10.00%          9.62%    11.97%      8.18(f)
================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Trust shares were first publicly offered on May 24, 2007 and commenced operations on May 30, 2007.

(c) Net asset value immediately after the closing of the first public offering was $23.83.

(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Notes to Financial Statements | 10/31/12 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior floating rate loan interests (senior loans) for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 51

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ from exchange prices.

     At October 31, 2012, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

52 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investment and foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable to shareowners will be determined at the end of the current taxable year. The tax character of distribution paid during the year ended April 30, 2012 was as follows:

--------------------------------------------------------------------------------
                                                                            2012
--------------------------------------------------------------------------------
Distribution paid from:
Ordinary income                                                      $16,161,281
--------------------------------------------------------------------------------
  Total                                                              $16,161,281
================================================================================

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 53

     The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                       $ 1,342,759
Capital loss carryforward                                           (25,908,321)
Post-October loss deferred                                           (2,052,913)
Dividends payable                                                    (1,321,798)
Unrealized depreciation                                              (4,130,066)
--------------------------------------------------------------------------------
  Total                                                            $(32,070,339)
================================================================================


     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

E.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

54 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

     The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than would investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 55

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended October 31, 2012, the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 0.60% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At October 31, 2012 $214,046 was payable to PIM related to

56 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

Effective May 1, 2012, PIM has retained Brown Brothers Harriman & Co. (BBH) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays BBH a monthly fee at an annual rate of 0.025% of the Trust's average daily managed assets subject to a minimum monthly fee of $6,250. Previously, PIM had retained State Street Bank and Trust Company (State Street) to provide such services. PIM paid SSB a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets in excess up to $500 million, subject to a minimum monthly fee of $10,000. Neither BBH nor State Street had received compensation directly from the Trust for providing such services.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Basis for Consolidation for the Pioneer Diversified High Income Trust

The consolidated financial statements of the Trust include the accounts of Blaze Holding DHINCT, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Trust. It is intended that the Trust will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Trust's interest in Blaze Recycling and Metals LLC, Class A Units. As of October 31, 2012, the Subsidiary represented approximately $166,993 or approximately 0.1% of the net assets of the Trust.

5. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended October 31, 2012, the Trust expenses were not reduced under such arrangement.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 57

6. Forward Foreign Currency Contracts

During the six months ended October 31, 2012, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended October 31, 2012 was $4,525,625. At October 31, 2012, the Trust had no outstanding settlement contracts.

Open portfolio hedges at October 31, 2012, were as follows:

--------------------------------------------------------------------------------
           Net
           Contracts     In                                          Net
           to Receive/   Exchange        Settlement                  Unrealized
Currency   (Deliver)     For US$         Date         US$ Value      Loss
--------------------------------------------------------------------------------
EUR        (2,556,000)   $(3,187,690)      03/28/13   $(3,318,265)    $(130,576)
GBP          (404,000)      (638,192)      12/14/12      (651,544)      (13,351)
--------------------------------------------------------------------------------
  Total                                                               $(143,927)
================================================================================

7. Loan Agreement

Effective February 3, 2012, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia; the size of the Credit Agreement remains at $75 million.

At October 31, 2012, the Trust had a borrowing outstanding under the Credit Agreement totaling $69,000,000. The interest rate charged at October 31, 2012 was 1.12%. During the six months ended October 31, 2012, the average daily balance was $69,000,000 at a weighted average interest rate of 1.14%. With respect to the loan, interest expense of $400,530 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:

--------------------------------------------------------------------------------
                              Total Amount                   Asset coverage
                              of Debt                        Per $1,000 of
Date                          Outstanding                    Indebtedness
--------------------------------------------------------------------------------
October 31, 2012              $69,000,000                    $3,410
================================================================================

8. Unfunded Loan Commitments

As of October 31, 2012, the Trust had no unfunded loan commitments.

58 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

However, the Trust had the following bridge loan commitments outstanding as of October 31, 2012

--------------------------------------------------------------------------------
                                                                     Unrealized
 Borrower                             Par       Cost       Value     Gain (Loss)
--------------------------------------------------------------------------------
Cequel Communications LLC             $650,000  $ 650,000  $ 653,250   $3,250
Hamilton Sundstrand Corp., Term Loan   500,000    500,000    502,500    2,500
DuPont Peformance Coating              900,000  1,165,095  1,166,715    1,620
--------------------------------------------------------------------------------
   Total                                                               $7,370
================================================================================

9. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended October 31, 2012 and the year ended April 30, 2011 were as follows:

--------------------------------------------------------------------------------
                                              10/31/2012                4/30/12
--------------------------------------------------------------------------------
Shares outstanding at beginning of year        8,261,236              8,227,194
Reinvestment of distributions                     16,241                 34,042
--------------------------------------------------------------------------------
Shares outstanding at end of year              8,277,477              8,261,236
================================================================================

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2012 were as follows:

------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments               Asset Derivatives 2012           Liabilities Derivatives 2012
Under Accounting                  ----------------------           -----------------------------
Standards Codification            Balance Sheet                    Balance Sheet
(ASC) 815                         Location         Value           Location         Value
------------------------------------------------------------------------------------------------
Forward Exchange Contracts        Receivables      $  --           Payables         $  (143,927)
------------------------------------------------------------------------------------------------
  Total                                            $  --                            $  (143,927)
------------------------------------------------------------------------------------------------

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 59

The effect of derivative instruments on the Statement of Operations for the six months ended October 31, 2012 was as follows:

------------------------------------------------------------------------------------------------
Derivatives Not                                                                   Change in
Accounted for as                                                   Realized       Unrealized
Hedging Instruments                                                Gain on        Gain or (Loss)
Under Accounting              Location of Gain or (Loss)           Derivatives    on Derivatives
Standards Codification        on Derivatives Recognized            Recognized     Recognized
(ASC) 815                     in Income                            in Income      in Income
------------------------------------------------------------------------------------------------
Forward Exchange Contracts    Net realized gain on forward         $213,546
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign
                              currencies
------------------------------------------------------------------------------------------------
Forward Exchange Contracts    Change in net unrealized gain                       $(73,954)
                              (loss) on forward foreign
                              currency contracts and other
                              assets and liabilities
                              denominated in foreign currencies
------------------------------------------------------------------------------------------------

11. Subsequent Events

The Board of Trustees of the Trust declared on November 5, 2012 a dividend from undistributed net investment income of $0.16 per common share payable November 30, 2012, to shareowners of record on November 16, 2012.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 18, 2012, shareowners of Pioneer Diversified High Income Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class II Trustees.

------------------------------------------------------------------------------------------------
Nominee                                            For                                 Withheld
------------------------------------------------------------------------------------------------
Thomas J. Perna                                    4,873,236                            174,174
Marguerite A. Piret                                4,850,955                            196,455

60 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

Trustees, Officers and Service Providers

Trustees                                       Officers
Thomas J. Perna, Chairman                      John F. Cogan, Jr., President*
David R. Bock                                  Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                                Vice President
Benjamin M. Friedman                           Mark E. Bradley, Treasurer**
Margaret B.W. Graham                           Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*    Chief Executive Officer of the Trust
**   Chief Financial and Accounting Officer of the Trust

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 61

                           This page for your notes.

62 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

                           This page for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 63

                           This page for your notes.

    64 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

                           This page for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 65

                           This page for your notes.

66 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

                           This page for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12 67

                           This page for your notes.

68 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 21398-05-1212

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Information not required in semi annual reports on form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 28, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 28, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2012

* Print the name and title of each signing officer under his or her signature.